UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Virtu Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Notice of Annual Meeting of Stockholders
Notice is hereby given that the 2026 annual meeting of stockholders (the “Annual Meeting”) of Virtu Financial, Inc., a Delaware corporation (the “Company”, “Virtu” or “we”), will be held on Wednesday, June 10, 2026, at 9:00 a.m. (Eastern Time). The Annual Meeting will be held in a virtual meeting format only. You can attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/VIRT2026. You will need to have your 16-Digit Control Number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) to join the Annual Meeting.
We are holding the meeting for the following purposes:
1.
To elect three directors to our board of directors, each to serve as a Class II director for a term of three years expiring at the annual meeting of stockholders to be held in 2029 and until such director’s successor has been duly elected and qualified;

2.
To approve, on an advisory basis, the compensation of our named executive officers (“NEOs”) as disclosed in the accompanying proxy statement;

3.
To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

4.
To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

We are making this proxy statement available to our stockholders on or about April 29, 2026. Only stockholders of record as of the close of business on April 16, 2026 (the “Record Date”) will be entitled to attend or vote at the Annual Meeting or any adjournment or postponement thereof.
To make it easy to vote, Internet and telephone voting are available. The instructions for voting are on the proxy card.
If you hold your shares through a bank, broker or other holder of record, please follow the voting instructions you received from the holder of record.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote your shares as soon as possible. Please mark, sign, date and return the accompanying proxy card or voting instruction form in the postage paid envelope or instruct us by telephone or via the Internet as to how you would like your shares voted. Instructions are included on the proxy card and voting instruction form.
By Order of the Board of Directors
/s/ Michael T. Viola

Michael T. Viola
Chairman
New York, New York
April 29, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 10, 2026: Virtu’s Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are also available at https://materials.proxyvote.com/.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS: This Proxy Statement may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which may relate to the Company’s future prospects or performance, governance, risk management practices, and executive compensation practices, among other topics. Statements regarding Virtu’s business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good-faith belief with respect to future events, and are subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, please see Virtu’s Securities and Exchange Commission (“SEC”) filings, including but not limited to the information contained under the heading “Risk Factors” in Virtu’s Annual Report on Form 10-K, Virtu’s Quarterly Reports on Form 10-Q and Virtu’s Current Reports on Form 8-K filed with the SEC.

i	2026 Proxy Statement

Proxy Statement Summary
Virtu Financial, Inc.
1633 Broadway
New York, New York 10019
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. For more complete information regarding the Company’s 2025 fiscal year performance, please review the Company’s 2025 Annual Report on Form 10-K (the “2025 Annual Report”). This proxy statement also includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.
DATE:	Wednesday, June 10, 2026	LOCATION OF ANNUAL MEETING:	Virtual Annual Meeting accessible at www.virtualshareholdermeeting.com/VIRT2026
TIME:	9:00 AM (Eastern Time)
Voting Matters
Items of Business		Board Recommendation
1
To elect three directors to our board of directors, each to serve as a Class II director for a term of three years expiring at the annual meeting of stockholders to be held in 2029 and until such director’s successor has been duly elected and qualified.
FOR each Nominee
2	To approve, on an advisory basis, the compensation of our NEOs as disclosed in the accompanying proxy statement.	FOR
3	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	FOR
How to Vote
You may vote using any of the following methods:

INTERNET	TELEPHONE	MAIL	VIRTUAL ANNUAL MEETING
Visit www.proxyvote.com to vote via the Internet.	Call toll-free 1-800-690-6903 in the United States or from foreign countries from any touch-tone telephone and follow the instructions.	Follow the instructions in your proxy materials.	All stockholders as of the close of business on the Record Date can vote electronically at the virtual Annual Meeting.
2026 Proxy Statement	1

Proxy Statement Summary
Directors and Executive Officers

The following table sets forth certain information about our directors and executive officers as of the date of this proxy statement.
Name and Primary Occupation	Director or Officer Since	Age	Independent	Committee Membership
				Audit	Risk	Compensation	N&CG
Vincent Viola Founder and Chairman Emeritus	2013	70
Aaron Simons Chief Executive Officer (“CEO”) and Director	2025	45
Michael T. Viola Chairman of the Board of Directors	2016	39
William F. Cruger, Jr. Director	2015	67
Virginia Gambale Director	2020	66
Joseph J. Grano, Jr. Director	2017	78
Joanne M. Minieri Director	2021	65
John D. Nixon Director	2015	70
Christopher C. Quick Director	2016	68
David J. Urban Director	2018	62
Stephen Cavoli Executive Vice President, Markets	2017	57
Brett Fairclough Co-President and Co-Chief Operating Officer	2019	43
Joseph Molluso Co-President and Co-Chief Operating Officer	2020	57
Cindy Lee Executive Vice President, Chief Financial Officer and Treasurer	2024	41
 Member     Committee Chair     Audit Committee Financial Expert
2	2026 Proxy Statement

Proxy Statement Summary
Board Composition

Board Skills and Experience

2026 Proxy Statement	3

Proxy Statement Summary
Governance Highlights

WHAT WE DO	WHAT WE DON’T DO

Pay for performance: A portion of the compensation program for NEOs is designed to encourage the executives to remain focused on both our short-term and long-term operational success and to reward outstanding individual performance.
No IRC Section 280G or 409A tax gross-ups: We do not provide tax gross-ups under our change in control provisions or deferred compensation programs.

Align Incentives with Stockholders: Our executive compensation program is designed to focus our NEOs on our key strategic, financial and operational goals that will translate into long-term value creation for our stockholders.

Limited perquisites: We provide limited, reasonable perquisites that we believe are consistent with our overall compensation philosophy.

Independent Governance: Our board of directors is currently majority independent and although we are not required to have fully independent Compensation and Nominating and Corporate Governance Committees, our Compensation Committee is fully independent.

4	2026 Proxy Statement

Proposal 1: Election of Directors
At the Annual Meeting, stockholders will vote to elect the three nominees named in this proxy statement as Class II directors. Each of the Class II directors elected at the Annual Meeting will hold office until the 2029 annual meeting of stockholders and until his or her successor has been duly elected and qualified. Our board of directors has nominated Aaron Simons, Joseph J. Grano, Jr., and Joanne M. Minieri to serve as Class II directors for terms expiring at the 2029 annual meeting of stockholders and until each of their successors has been duly elected and qualified. The persons named as proxies will vote to elect Messrs. Simons, Grano, Jr., and Ms. Minieri, unless a stockholder indicates that his or her shares should be withheld with respect to one or more of such nominees.
In the event that any nominee for Class II director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the persons named as proxies will vote the proxies in their discretion for any nominee who is designated by the current board of directors to fill the vacancy. All the nominees are currently serving as directors, and we do not expect that the nominees will be unavailable or will decline to serve.
Vote Required

For the election of directors, each director must be elected by a plurality of the votes cast. This means that the three nominees receiving the largest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes have no effect on this proposal.
Our board of directors recommends that you vote FOR each of the nominees for our board of directors in this proposal 1.
2026 Proxy Statement	5

Proposal 1: Election of Directors
On July 30, 2025, the Company announced that the Company’s then-current Chief Technology Officer, Aaron Simons, had been appointed CEO by the Company’s Board of Directors (the “Board”), and elected to the Board, effective on August 1, 2025. Mr. Simons succeeded the Company’s prior CEO, Douglas A. Cifu, as of August 1, 2025. Mr. Cifu remained with the Company as a consultant until December 31, 2025.
Directors

Set forth below is a brief biography of each of our directors.
Class I Directors
The term of the following three Class I directors will expire at the 2028 Annual Meeting.
William F. Cruger, Jr.	Independent Director Age: 67	Board Committees • Audit • Risk	Director Since 2015

BACKGROUND
Mr. Cruger became a member of our board of directors in April 2015 and was previously a member of the board of directors of Virtu Financial LLC (“Virtu Financial”), which is a subsidiary of the Company and was the entity through which we conducted our business prior to our initial public offering. From 1982 to 2013, he held a number of senior positions at J.P. Morgan and Co., a global investment bank. Mr. Cruger was Managing Director in the Financial Institutions group from 1996 to 2011, and then served as Vice Chairman of Investment Banking at J.P. Morgan and Co., where he was responsible for key client relationships on a global basis. During this time, he also oversaw the rationalization of the firm’s private equity investments in trading platforms and related ventures at Lab Morgan from 2000 to 2001. Prior to this, Mr. Cruger ran the firm’s investment banking practices in Japan from 1991 to 1996, Latin America from 1989 to 1991, and Emerging Asia from 1984 to 1988. Mr. Cruger currently serves on the board of MarketAxess Holdings Inc., a financial technology company (Nasdaq: MKTX) and M&T Bank Corporation, a bank holding company (NYSE: MTB) (“M&T Bank”), and has previously served on the boards of Archipelago Holdings, Inc., an electronic stock market, CreditTrade, Inc., a fixed income broker and trading platform, Capital IQ, Inc., a financial data and analytics company and People’s United Financial, Inc. (which was a bank holding company prior to its acquisition by M&T Bank). He has an M.B.A. from Columbia University and a B.A. from Clark University.
QUALIFICATIONS
Mr. Cruger’s diverse experience in investment banking at a global financial services firm and his extensive experience in financial markets and financial leadership adds significant value to our board of directors.

Christopher C. Quick	Independent Director Age: 68	Board Committees • Compensation • N&CG	Director Since 2016

BACKGROUND
Mr. Quick became a member of our board of directors in April 2016. Mr. Quick has more than 30 years of experience in the securities and financial services industries. He is the former CEO of Banc of America Specialist, Inc., a wholly owned subsidiary of Bank of America Corporation and member firm of the New York Stock Exchange (“NYSE”). He served in this capacity until 2006. He is also a past Vice Chairman of Global Wealth and Investment Management with Bank of America. From 1982 to 2004, he served as Chairman and CEO of floor-based trading firms Q&R Specialist, JJC Specialist and Fleet Specialists where he remained following the firm’s acquisition by Bank of America Corporation. He is a member of the board of directors of Mutual of America, a provider of retirement services and investments and a Trustee of Fairfield University. He is also a former member of the NYSE Board of Directors, the board of directors of KCG Holdings, Inc. (“KCG”), a market making and electronic trading firm which we acquired in 2017, the board of directors of The Alfred E. Smith Memorial Foundation Inc., and the Board of Trustees for the Boys Club of New York. Mr. Quick received a B.S. in Finance from Fairfield University in 1979.

6	2026 Proxy Statement

Proposal 1: Election of Directors

QUALIFICATIONS
Mr. Quick’s qualifications to serve on our board of directors include his significant experience in the financial services and securities industries, including in the specialist business, and in senior leadership roles and his substantial experience with post-merger and acquisition integration matters.

Vincent Viola	Director Age: 70	Board Committees None	Director Since 2013

BACKGROUND
Mr. Viola is our founder and has served as a member and Chairman Emeritus of our board of directors since July 2017. From November 2013 until July 2017, Mr. Viola served as our Executive Chairman and Chairman of our board of directors. He previously served as CEO and Chairman of the board of directors of Virtu and its predecessors since April 2008. Mr. Viola is one of the nation’s foremost leaders in electronic trading. He was the founder of Virtu Financial Operating LLC (“Virtu East”) in 2008, a founder of Madison Tyler Holdings, LLC (“Madison Tyler Holdings”) in 2002 and is the former Chairman of the New York Mercantile Exchange (“NYMEX”), a commodities exchange. Mr. Viola started his career in the financial services industry on the floor of the NYMEX and became Vice Chairman from 1993 to 1996 and Chairman from 2001 to 2004. Mr. Viola has launched a number of successful businesses during his career, including Virtu and Independent Bank Group Inc., a regional banking group in Texas that was listed on Nasdaq (IBTX) until its merger with SouthState Corporation. Shortly after September 11, 2001, Mr. Viola was instrumental in founding the Combating Terrorism Center at West Point. Mr. Viola is currently the principal owner and serves as the Chairman and Governor for the Florida Panthers Hockey Club and its parent company, Sunrise Sports & Entertainment LLC. Mr. Viola graduated from the U.S. Military Academy at West Point in 1977. He later graduated from the U.S. Army Airborne, Infantry and Ranger Schools and served in the 101st Airborne Division. In 1983, he graduated from New York Law School.
QUALIFICATIONS
Mr. Viola’s extensive business experience in the financial services industry provides our board of directors with valuable knowledge and experience in the electronic trading and market making business. In addition, as our founder, Mr. Viola has successfully led Virtu since its inception and provides our board of directors with valuable insight regarding strategic decisions and the future direction of our Company.

Class II Directors
The term of the following three Class II directors will expire at the Annual Meeting. Messrs. Simons and Grano, Jr. and Ms. Minieri, are the only nominees for election at the Annual Meeting, for a term that will expire at the 2029 annual meeting of stockholders and until each of their successors has been duly elected and qualified.
Aaron Simons	Chief Executive Officer and Director Age: 45	Board Committees None	Director Since 2025

BACKGROUND
Mr. Simons has been our CEO and a member of our board of directors since August 2025. Mr. Simons joined Virtu in 2008 shortly after the Company’s founding and has over 16 years’ experience in software development, technology leadership, trading and markets. Mr. Simons has served in various roles of increasing seniority during his career at Virtu, including in trading and development roles and most recently serving as Chief Technology Officer since 2019. Prior to Virtu, Mr. Simons conducted postdoctoral research in theoretical physics after completing his PhD in Physics at Harvard. Mr. Simons also received a B.S. in Mathematics from California Institute of Technology.

2026 Proxy Statement	7

Proposal 1: Election of Directors

QUALIFICATIONS
Mr. Simons’ extensive experience in global financial markets, market making and other forms of low latency trading, software, hardware and technology, along with his substantial leadership capabilities add significant value to our Company and our board of directors. Mr. Simons technological and strategic acumen provides our board of directors with valuable insight regarding the future direction of our Company.

Joseph J. Grano, Jr.	Independent Director Age: 78	Board Committees • Audit • Compensation	Director Since 2017

BACKGROUND
Mr. Grano, Jr. became a member of our board of directors in October 2017. Mr. Grano has more than 30 years of experience in the securities and financial services industries. Since 2005, Mr. Grano has served as the Principal Partner of the JJG Family Office, which primarily engages in advisory services. From 2001 to 2004, he was Chairman and CEO of UBS Financial Services Inc. (formerly UBS PaineWebber), where he was instrumental in helping to bring about the merger of PaineWebber with UBS in 2000. Prior to joining PaineWebber, he held various senior management positions with Merrill Lynch & Co., a brokerage firm, including Director of National Sales. Mr. Grano previously served as Chairman of the Board of Governors of the National Association of Securities Dealers (NASD) (predecessor to the Financial Industry Regulatory Authority (FINRA)) and was formerly a member of the NASD’s Executive Committee.
In addition to his industry experience, Mr. Grano serves as a member of the City University of New York’s Business Leadership Council and President of the Advisory Board of Law Enforcement Against Drugs, and from 2002 until 2005 served as the Chairman of the Homeland Security Advisory Council. He has also previously served as the Vice Chairman of the Queens College Foundation Board of Trustees and has previously sat on the board of directors of the YMCA of Greater New York and on the board of Lenox Hill Hospital, among his other civic and philanthropic endeavors.
Mr. Grano holds honorary Doctor of Laws degrees from Pepperdine University and Babson College as well as an honorary Doctor of Humane Letters degree from Queens College. In addition to being one of the financial services industry’s leading executives, Mr. Grano is involved in a wide range of educational and philanthropic endeavors.
Mr. Grano also served in the U.S. Special Forces (Green Berets). He also won a Tony Award as a producer of the record-setting musical Jersey Boys. Mr. Grano is the author of the book You Can’t Predict A Hero which was on Businessweek’s best seller list in 2009.
QUALIFICATIONS
Mr. Grano’s previous senior leadership roles in the financial securities industry and public company experience provide a valuable insight regarding strategic decisions and add value to our board of directors.

Joanne M. Minieri	Independent Director Age: 65	Board Committees • Audit • N&CG	Director Since 2021

BACKGROUND
Ms. Minieri became a member of our board of directors in April 2021. She has more than 35 years’ experience in executive leadership positions in real estate and financial services. She previously served as Chief Operating Officer of Development and Constructive Services and as Senior Executive Vice President and Senior Managing Director at RXR Realty (“RXR”) from October 2018 until February 2024. Earlier in her career, she served as President and Chief Operating Officer of Forest City Ratner Companies, overseeing billions of dollars of development, and as Deputy County Executive and Commissioner for Suffolk County Economic Development and Planning, as well as in leadership roles in professional accounting, tax and consulting services. Since 2024, she has served as the founder and principal of JONEE 1212, a consulting and advisory firm. Ms. Minieri has served on

8	2026 Proxy Statement

Proposal 1: Election of Directors

the board of local government development organizations as well as non-profit and public boards. She is a Certified Public Accountant and holds a B.B.A. from Hofstra University.
QUALIFICATIONS
Ms. Minieri’s previous experience in senior leadership positions in financial services and public company experience adds significant value to our board of directors.

Class III Directors
The term of the following four Class III directors will expire at the 2027 Annual Meeting.
Virginia Gambale	Independent Director Age: 66	Board Committees • Risk	Director Since 2020

BACKGROUND
Ms. Gambale became a member of our board of directors in January 2020. Ms. Gambale is Managing Partner of Azimuth Partners LLC, a technology advisory firm facilitating the growth and adoption of emerging technologies for financial services, consumer and technology companies. Prior to starting Azimuth Partners in 2003, Ms. Gambale was an Investment Partner at investment bank Deutsche Bank Capital and ABS Ventures, a venture capital firm, from 1999 to 2003. Prior to that, Ms. Gambale held the position of Chief Information Officer at Bankers Trust Alex Brown, an investment banking firm, and Merrill Lynch. Ms. Gambale currently serves on the board of Nutanix, Inc, (Nasdaq: NTNX) and Evertec Inc. (NYSE: EVTC) and serves on the NACD Risk Oversight Advisory Council and the Juilliard School Board of Trustees. She has also previously served on numerous international public and private boards, including First Derivatives, a financial technology company, Jamf Holding Corp., a device management and security company, JetBlue Airways Corp., an airline company, Piper Jaffray Companies, an investment bank, Regis Corp., a hair salon operator, IQ Financial, a wealth management firm, and technology companies Synchronoss Technologies, Motive, Inc., and Workbrain, among others. Ms. Gambale holds a B.S. from New York Institute of Technology-Old Westbury.
QUALIFICATIONS
Ms. Gambale’s previous experience in senior leadership positions in finance and technology and previous services on the boards of other public companies adds significant value to our board of directors.

John D. Nixon	Independent Director Age: 70	Board Committees • Audit • N&CG	Director Since 2015

BACKGROUND
Mr. Nixon became a member of our board of directors in May 2015. Mr. Nixon has more than 30 years of international experience in the interdealer broker industry with ICAP plc (“ICAP”) and, previously, with Tullett Prebon. He served as a non-executive director of ICAP from 1998 to 2002 and served as executive director from May 2008 until his retirement in March 2015. Mr. Nixon was a member of ICAP’s Global Executive Management Group from 2003 to 2015 with responsibility during that period for business divisions and strategic acquisitions. He represented the ICAP Americas businesses to the ICAP board, was chairman of the i-Swap business and had been responsible for the implementation of the ICAP Swap Execution Facility. In addition to serving on our board, Mr. Nixon serves as our representative on the board of Eris Innovations Holdings LLC, a financial technology company, as a senior financial services advisor to Temasek USA, a global investment company and as a member of the board of directors of Eastdil Secured, global real estate investment bank, on behalf of Temasek. Mr. Nixon holds a degree in Commerce from Queen’s University, Ontario.

2026 Proxy Statement	9

Proposal 1: Election of Directors

QUALIFICATIONS
Mr. Nixon’s extensive business experience in the interdealer broker industry as well as his operational and strategic expertise in the financial services industry adds significant value to our board of directors.

David J. Urban	Independent Director Age: 62	Board Committees • Compensation • Risk	Director Since 2018

BACKGROUND
Mr. Urban has more than 20 years’ experience in senior leadership positions in business and governmental roles, currently serving as Managing Director to BGR Group, a bi-partisan lobbying, strategic communications and business solutions firm, and Senior Advisor to Gothams, a firm designed to augment emergency management response capabilities, since April 2022 and January 2022, respectively, and Of Counsel at Torridon Law, a high-profile boutique law firm since June 2024. Previously, from July 2020 to January 2022, he served as Executive Vice President, North American Corporate Affairs at ByteDance, the parent company of TikTok, a leading social network, and from January 2002 to July 2020, as President of the American Continental Group, a leading bi-partisan government affairs and strategic consulting firm which provided consulting services to diverse organizations including those across the financial services and technology sectors. Mr. Urban previously served as the Chief of Staff for a U.S. Senator, a lawyer in private practice and as an officer in the U.S. Army’s 101st Airborne Division where he was awarded the Bronze Star. Mr. Urban is a member of the National Association of Corporate Directors and serves as a board member at SubCom, a communications systems company, Eos Energy Enterprises Inc. (Nasdaq: EOSE), an energy storage and services company and Scientific Applications International Corporation (NASDAQ: SAIC), a technology and engineering services company. Mr. Urban also serves as a director for nonprofit organizations the Johnny Mac Soldiers Fund. Mr. Urban holds a B.S. from the United States Military Academy at West Point, a J.D. from the Beasley School of Law, Temple University, an M.P.A. from the Fels Institute of Government, University of Pennsylvania, a Certificate in Leading Sustainable Corporations from the Saide Business School, University of Oxford, and a Certificate in Geopolitical Analysis from Stratfor/Florida Atlantic University.
QUALIFICATIONS
Mr. Urban’s governmental relations experience and his previous industry leadership service adds significant value to our board of directors.

Michael T. Viola	Director Age: 39	Board Committees • N&CG • Risk	Director Since 2016

BACKGROUND
Mr. Viola became a member of our board of directors in April 2016 and was appointed Chairman in April 2023. Mr. Viola previously served the Company in a variety of roles since 2010, most recently as a senior trader focused on foreign exchange products and global commodities. Since 2016, Mr. Viola has served as the President of the Viola family’s private investment office, located in New York City. In addition, Mr. Viola previously served as a member of the board of directors of Independent Bank Group, Inc., a bank holding company, (Nasdaq: IBTX), prior to its merger with SouthState Corporation in 2025, and serves on the boards of several other private companies and non-profit organizations. Mr. Viola holds a B.S. in Finance from Pepperdine University.
QUALIFICATIONS
Mr. Viola’s significant experience in electronic market making and his experience as the director of another public company adds significant value to our board of directors.

10	2026 Proxy Statement

Proposal 1: Election of Directors
Executive Officers

Set forth below is a brief biography of each of our executive officers.
Stephen Cavoli	Executive Vice President, Markets Age: 57	Officer Since 2017

BACKGROUND
Mr. Cavoli has been our Executive Vice President, Markets since December 2017, and previously served as our Senior Vice President, Strategy and Market Development since September 2015. Prior to joining Virtu, Mr. Cavoli was a Managing Director at Morgan Stanley, an investment bank and financial services company in the electronic trading group, where he served in various roles from April 2004 to September 2015. Mr. Cavoli previously held positions at Instinet, an institutional agency-only broker, where he focused on U.S. equities trading and execution. Mr. Cavoli graduated from the U.S. Military Academy at West Point in 1992 and has served as an Infantry Officer in the United States Army.

Brett Fairclough	Co-President and Co-Chief Operating Officer Age: 43	Officer Since 2019

BACKGROUND
Mr. Fairclough was appointed our Co-President and Co-Chief Operating Officer in May 2020. Mr. Fairclough has been an employee of the Company and its predecessors since 2007, previously serving as the Company’s Executive Vice President, Chief Operating Officer and Global Head of Business Development in 2019, as well as Managing Director of Asia Pacific and CEO of Virtu Financial Singapore Pte. Ltd., the Company’s Singapore-based subsidiary, since 2014. Prior to that, he served as Chief Compliance Officer of the Company’s broker-dealer subsidiaries. He has also worked closely with exchanges and other industry participants to foster the growth and development of securities markets globally. Mr. Fairclough received a B.A. from the University of California at Los Angeles.

Joseph A. Molluso	Co-President and Co-Chief Operating Officer Age: 57	Officer Since 2020

BACKGROUND
Mr. Molluso was appointed our Co-President and Co-Chief Operating Officer in May 2020. Mr. Molluso joined Virtu in November 2013 as Chief Financial Officer. After a brief departure in September 2019 to serve as Chief Financial Officer of Capitolis, a financial technology company, Mr. Molluso rejoined Virtu in 2020. Prior to joining Virtu, Mr. Molluso was a Managing Director in Investment Banking at J.P. Morgan from March 2006 to November 2013, where he provided strategic advice to financial institutions with a focus on market structure related companies. He previously served as a member of the Board of Directors of The Depository Trust & Clearing Corporation. Mr. Molluso started his career as an investment banker specializing in financial services companies in 1997 at Donaldson, Lufkin & Jenrette, an investment bank, and its successor, Credit Suisse, a global investment bank, where he helped establish the global financial technology group. Mr. Molluso received his M.B.A. from New York University in 1997 and his B.B.A. from Pace University in 1991.

2026 Proxy Statement	11

Proposal 1: Election of Directors
Cindy Lee	Executive Vice President and Chief Financial Officer Age: 41	Officer Since 2024

BACKGROUND
Ms. Lee was appointed our Executive Vice President and Chief Financial Officer in August 2024. Ms. Lee joined Virtu in 2011 and has served as the Global Controller and Deputy Chief Financial Officer at Virtu. She holds a Master of Science in Accounting and a Bachelor of Science in Accounting from the University of Connecticut School of Business. Prior to joining Virtu, Ms. Lee started her career at Deloitte & Touche as an Audit Accountant. Ms. Lee is a Certified Public Accountant.

12	2026 Proxy Statement

Corporate Governance
Board Composition

Our board of directors consists of 10 directors. In accordance with our amended and restated certificate of incorporation and bylaws, the number of directors on our board of directors will be determined from time to time by the board of directors but shall neither be fewer than three persons nor more than 20 persons.
Each director is to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Vacancies and newly created directorships on the board of directors may be filled at any time by the remaining directors. In addition, at any point prior to the occurrence of the time at which TJMT Holdings LLC (the “Founder Member”), an affiliate of Mr. Vincent Viola, our founder and Chairman Emeritus, or any of its affiliates or permitted transferees, no longer beneficially own shares representing 25% of our issued and outstanding common stock (the “Triggering Event”), vacancies on the board of directors may also be filled by the affirmative vote of a majority of our outstanding shares of common stock.
Until the Triggering Event occurs, any director may be removed with or without cause by the affirmative vote of a majority of our outstanding shares of common stock. Thereafter, directors may be removed only for cause by the affirmative vote of at least 75% of our outstanding shares of common stock. At any meeting of the board of directors, except as otherwise required by law, a majority of the total number of directors then in office will constitute a quorum for all purposes.
Our amended and restated certificate of incorporation provides that the board of directors is divided into three classes of directors, with staggered three-year terms, with the classes to be as nearly equal in number as possible. As a result, approximately one third of the board of directors will be elected each year.
Controlled Company Status

The Founder Member currently controls more than 50% of our combined voting power, and as a result, we are considered a “controlled company” for the purposes of NYSE rules and corporate governance standards. As a “controlled company,” we are permitted and may from time to time elect (and in certain cases have elected) not to comply with certain NYSE corporate governance requirements, including those that would otherwise require our board of directors to have a majority of independent directors and require that we either establish Compensation and Nominating and Corporate Governance Committees each composed entirely of independent directors, or otherwise ensure that the compensation of our executive officers and nominees for directors is determined or recommended to the board of directors by the independent members of the board of directors. Notwithstanding the foregoing, our board of directors has determined that a majority of current directors are “independent directors” and that all members of the board’s Compensation Committee are independent directors as further detailed below under “Director Independence.”
Director Independence

Our board of directors has determined that Mmes. Gambale and Minieri, and Messrs. Cruger, Grano, Nixon, Quick and Urban are each “independent directors,” as such term is defined by the applicable rules and regulations of NYSE.
Family Relationships of Directors and Executive Officers

Other than our Chairman, Michael T. Viola, who is the son of Vincent Viola, our Founder and Chairman Emeritus, none of the current directors or officers, or nominees for director, is related to any other officer or director of the Company or to any nominee for director.
2026 Proxy Statement	13

Corporate Governance
Board of Directors Leadership Structure

We currently separate the roles of chairman of the board of directors and CEO. Mr. Michael T. Viola serves as Chairman of our board of directors. This structure enables the board of directors to effectively exercise its role in oversight of Virtu and its corporate governance while allowing our CEO to focus on the management of the day-to-day conduct of our business. The board of directors may review and change its leadership structure in the future.
Corporate Governance Guidelines

Our board of directors has adopted Corporate Governance Guidelines to assist in the exercise of its responsibilities. Our Corporate Governance Guidelines are available on our corporate website at ir.virtu.com/corporate-governance/default.aspx.
Board of Directors Role in Risk Oversight

It is the duty of our board of directors to serve as a prudent fiduciary for stockholders and to oversee the management of our Company.
Our Audit Committee, under powers delegated to it by our board of directors, is responsible for discussing with management the major financial, legal, compliance and other significant risks of the Company. Our Audit Committee works directly with members of senior management and our internal audit team to review and assess (i) the adequacy of the Company’s internal controls, including significant deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data, and management’s response and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. In addition, the Audit Committee meets as appropriate (i) as a committee to discuss our risk management policies and exposures and (ii) with our independent auditors to review our internal control environment and potential significant risk exposures.
Our Risk Committee, under powers delegated to it by our board of directors, is responsible for overseeing areas of risk that are not the primary responsibility of another committee of our board of directors or retained for oversight of the full board of directors, including (i) cybersecurity, information security and information technology risk, (ii) trading, capital, and liquidity risk, and (iii) enterprise risk.
Our Compensation Committee is responsible for overseeing and managing risks relating to our executive compensation programs and employee benefit plans. In fulfilling its duties, the Compensation Committee reviews at least annually our executive compensation programs, meets regularly with management to understand the financial, human resources and stockholder implications of compensation decisions, and reports as appropriate to our board of directors.
The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks relating to our corporate governance structure and director selection process.
Our board of directors as a whole also engages in the oversight of risk in various ways. It sets goals and standards for our employees, officers, and directors. During the course of each year, our board of directors reviews the structure and operation of our various departments and functions. In these reviews, our board of directors discusses with management material risks affecting those departments and functions and management’s approach to mitigating those risks. Our board of directors also reviews and approves management’s operating plans and any potential risks that could affect the results of those operating plans. In its review and approval of Annual Reports on Form 10-K (including any amendments thereto), our board of directors reviews our business and related risks, including as described in the “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the reports. The Audit Committee reviews these risks quarterly in connection with the preparation of Quarterly Reports on Form 10-Q.
When our board of directors reviews particular transactions and initiatives that require its approval, or that otherwise merit its involvement, it generally includes related analysis and risk mitigation plans among the matters addressed with senior management. The day-to-day identification and management of risk is the responsibility of our management. As the market environment, industry practices, regulatory requirements and our business evolve, we expect that senior management, and our board of directors will respond with appropriate risk mitigation strategies and oversight.
14	2026 Proxy Statement

Corporate Governance
Board and Committee Meetings; Annual Meeting Attendance

During the year ended December 31, 2025:
•
the board of directors held five meetings;

•
the Audit Committee held seven meetings;

•
the Risk Committee held four meetings;

•
the Nominating and Corporate Governance Committee held four meetings; and

•
the Compensation Committee held three meetings.

According to our Corporate Governance Guidelines, our directors are expected to attend the annual meeting of stockholders, meetings of the board of directors and meetings of committees on which they serve and to spend the time needed, and meet as frequently as necessary, to properly discharge their responsibilities. In the year ended December 31, 2025, no member of our board of directors attended fewer than 75% of the aggregate of: (i) the total number of meetings of the board of directors (held during the period for which he or she has been a director) and (ii) the number of meetings held by all committees of the board of directors (during the periods that he or she served on such committees). Three of our directors attended our 2025 annual meeting of stockholders. Directors are expected to review meeting materials prior to board of director and committee meetings and, when possible, should communicate in advance of meetings any questions or concerns that they wish to discuss so that management will be prepared to address the same. Each director’s attendance at, and preparation for, board of director meetings and meetings of committees on which they serve shall be considered by the Nominating and Corporate Governance Committee when recommending director nominees.
Board Committees

Our board of directors has four standing committees: the Audit Committee, the Risk Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Under the rules of NYSE, the membership of the Audit Committee is required to consist entirely of independent directors. As a controlled company (see “Controlled Company Status” on page 13 of this proxy statement), we are not required to have fully independent Compensation and Nominating and Corporate Governance Committees, although our Compensation Committee is fully independent. The following is a brief description of our committees.
2026 Proxy Statement	15

Corporate Governance
AUDIT COMMITTEE Members William F. Cruger, Jr. Joseph J. Grano, Jr. Joanne M. Minieri John D. Nixon Number of Meetings Held in 2025: 7
The Audit Committee’s responsibilities include:
We have a separately designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Audit Committee assists the board of directors in monitoring the audit of our financial statements, our independent auditors’ qualifications and independence, the performance of our audit function and independent auditors, and our compliance with legal and regulatory requirements. Our Audit Committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors, and our independent auditors report directly to the Audit Committee. Our Audit Committee also reviews and approves related party transactions as required by the rules of NYSE. Our board of directors has adopted a written charter for the Audit Committee, which is available on our corporate website at ir.virtu.com/corporate-governance/default.aspx.
Ms. Minieri and Messrs. Cruger, Grano and Nixon are the members of our Audit Committee. The board of directors has determined that Mr. Cruger qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), and that Mr. Cruger thereby meets the applicable financial sophistication requirement of the NYSE listed company rules. The board of directors has also determined that each of Ms. Minieri, and Messrs. Cruger, Grano and Nixon is “independent” for purposes of Rule 10A-3 of the Exchange Act and under the listing standards of NYSE. The designation of “audit committee financial expert” does not impose on Mr. Cruger any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our board of directors.
There were four regular meetings and three special meetings of the Audit Committee held during 2025.

16	2026 Proxy Statement

Corporate Governance
RISK COMMITTEE Members William F. Cruger, Jr. Virginia Gambale David Urban Michael T. Viola Number of Meetings Held in 2025: 4
The Risk Committee’s responsibilities include:
Our Risk Committee was established in 2017 and assists our board of directors in its oversight of the Company’s risk management activities, with particular focus on (i) cybersecurity, information security and information technology risk, (ii) trading, capital and liquidity risk, and (iii) enterprise risk. Our Risk Committee also oversees and receives reports from the Company’s management team on the Company’s risk assessment and risk management activities and may conduct or oversee stress testing or scenario testing. Our board of directors has adopted a written charter for the Risk Committee, which is available on our corporate website at ir.virtu.com/corporate-governance/default.aspx.
Ms. Gambale and Messrs. Cruger, Urban and Michael Viola are the members of our Risk Committee. Our Risk Committee is not required to be fully independent, although if our Risk Committee becomes subject to any such independence requirement in the future, we will adjust the composition of the Risk Committee accordingly in order to comply with such requirement. As described elsewhere in this proxy statement, Mr. Michael Viola is not independent.
There were four regular meetings of the Risk Committee held during 2025.

2026 Proxy Statement	17

Corporate Governance
COMPENSATION COMMITTEE Members Joseph J. Grano, Jr. Christopher C. Quick David Urban Number of Meetings Held in 2025: 3
The Compensation Committee’s responsibilities include:
Our Compensation Committee reviews and recommends policies relating to compensation and benefits of our directors and employees and is responsible for approving the compensation of our CEO and other executive officers. Our CEO annually reviews the performance of each of the other executive officers relative to individual and corporate annual performance goals established for the year. The CEO then presents his compensation recommendations based on these reviews to the Compensation Committee. Once the Compensation Committee has reviewed and evaluated executive performance, recommendations are made to the board of directors for approval. The board of directors subsequently approved 2025 director and executive compensation arrangements based on the Compensation Committee’s recommendations, the recommendations of the Compensation Committee’s compensation consultant (described below) and the collective judgment of the directors. Our board of directors has adopted a written charter for the Compensation Committee, which is available on our corporate website at ir.virtu.com/corporate-governance/default.aspx.
Pursuant to the written charter of the Compensation Committee, the Compensation Committee may form and delegate authority to subcommittees when appropriate, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements of the Company’s corporate governance guidelines and the rules and regulations of NYSE, including any applicable “controlled company” exemption. Additionally, pursuant to its written charter, the Compensation Committee has the sole authority to retain and terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement.
Our Compensation Committee also administers the issuance of awards under the Virtu Financial, Inc. Second Amended and Restated 2015 Management Incentive Plan (as amended from time to time, the “2015 Plan”).
Messrs. Grano, Quick and Urban are the members of our Compensation Committee. Because we are a “controlled company” under the rules of NYSE (see “Controlled Company Status” on page 13 of this proxy statement), our Compensation Committee is not required to be fully independent, although if such rules change in the future or we no longer meet the definition of a controlled company under the current rules, we will adjust the composition of the Compensation Committee to the extent necessary in order to comply with such rules. However, our Compensation Committee is currently comprised entirely of independent directors.
There were three regular meetings of the Compensation Committee held during 2025.

18	2026 Proxy Statement

Corporate Governance
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE Members Joanne M. Minieri John D. Nixon Christopher C. Quick Michael T. Viola Number of Meetings Held in 2025: 4
The Nominating and Corporate Governance Committee’s responsibilities include:
Our Nominating and Corporate Governance Committee selects or recommends that the board of directors select candidates for election to our board of directors, develops and recommends to the board of directors corporate governance guidelines that are applicable to us and oversees board of directors and management evaluations. In addition, our Nominating and Corporate Governance Committee recommends to our board of directors for approval director nominees, consistent with our director qualifications criteria and any obligations under certain contractual arrangements. Our board of directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our corporate website at ir.virtu.com/corporate-governance/default.aspx.
Ms. Minieri and Messrs. Nixon, Quick and Michael Viola are the members of our Nominating and Corporate Governance Committee. Because we are a “controlled company” under the rules of NYSE (see “Controlled Company Status” on page 13 of this proxy statement), our Nominating and Corporate Governance Committee is not required to be fully independent, although if such rules change in the future or we no longer meet the definition of a controlled company under the current rules, we will adjust the composition of the Nominating and Corporate Governance Committee accordingly in order to comply with such rules. As described elsewhere in this proxy statement, Mr. Michael Viola is not independent.
There were four regular meetings of the Nominating and Corporate Governance Committee held during 2025.

Policy Regarding Director Nominations

Our Nominating and Corporate Governance Committee utilizes a broad approach for identification of director nominees and may seek recommendations from our directors, officers or stockholders and/or engage a search firm. In evaluating and determining whether to ultimately recommend a person as a candidate for election as a director, the Nominating and Corporate Governance Committee evaluates all factors that it deems appropriate, including the number of current directors, as well as the qualifications set forth in our Corporate Governance Guidelines, including the highest personal and professional ethics, integrity, high performance standards and history of achievements, and ability to provide wise and thoughtful counsel on a broad range of issues. It also considers specific characteristics and expertise that it believes will enhance the diversity of knowledge, expertise, background and personal characteristics of our board of directors, which assessment is aided by a Board skills and experience matrix which is maintained by the Committee and disclosed above on page 3. Specifically, the Nominating and Corporate Governance Committee charter provides that, in performing its responsibilities for identifying, recruiting and recommending candidates to the board of directors, the Nominating and Corporate Governance Committee shall actively seek to include in each candidate search qualified candidates who reflect diverse skill sets and backgrounds.
The Nominating and Corporate Governance Committee may engage a third party to conduct or assist with this evaluation. Ultimately, the Nominating and Corporate Governance Committee seeks to recommend to the board of directors those nominees whose specific qualities, experience and expertise will augment the current board of directors’ composition and whose past experience evidences that they will: (1) dedicate sufficient time, energy and attention to ensure the diligent performance of board duties; (2) comply with the duties and responsibilities set forth in our Corporate Governance Guidelines and in our bylaws; (3) comply with all duties of care, loyalty and confidentiality applicable to them as directors of publicly traded corporations organized in Delaware; and (4) adhere to our code of conduct and ethics.
In its discretion, the Nominating and Corporate Governance Committee will also consider recommendations of qualified nominees by stockholders by evaluating the same factors as described above.
2026 Proxy Statement	19

Corporate Governance
In addition to the board of directors’ process described above, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must meet certain deadlines established by our bylaws and provide certain information required by our bylaws. For a description of the process for nominating directors in accordance with our bylaws, see “Additional Information” on page 66 of this proxy statement.
Communication with the Board of Directors

Any stockholder or other interested parties who would like to communicate with our board of directors, the independent directors as a group or any specific member or members of our board of directors should send such communications to the attention of our Secretary at Virtu Financial, Inc., 1633 Broadway, New York, New York 10019. Communications should contain instructions on which member or members of the board of directors the communication is intended for, if applicable. In general, such communication will be forwarded to the intended recipients. However, the Secretary may, in his discretion, decline to forward any communications that are abusive, threatening or otherwise inappropriate.
Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2025, no member of the Compensation Committee was one of our officers or employees. None of our executive officers serves on the Compensation Committee or board of directors of any other company of which any of the members of our Compensation Committee or any of our directors is an executive officer.
Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our employees, officers and directors. A copy of that code is available on our corporate website at ir.virtu.com/corporate-governance/default.aspx. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website.
Insider Trading Policy

We have adopted insider trading policies and procedures applicable to our directors, officers and employees, and their respective related persons, and have implemented processes (including a pre-clearance process) that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, including applicable NYSE listing standards. Our policy prohibits engaging in transactions in securities of Virtu while in possession of material nonpublic information about Virtu. Our policy also prohibits our employees from disclosing material, nonpublic information of Virtu to others who may trade on the basis of that information. Our policy requires that covered persons only transact in securities of Virtu during an open window period, subject to limited exceptions. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Option Grant Policy

As a general matter, options and equivalent awards are not part of the Company’s ordinary course equity compensation strategy. Equity-based awards, namely RSUs and PSUs, are granted with a fair market value based on the NYSE volume-weighted average closing price of shares of our Class A common stock on the three trading days preceding the grant date. The Compensation Committee approves equity-based grants to the NEOs. Other employee awards may be authorized by either the Compensation Committee or the CEO pursuant to delegated authority. The annual equity-based awards to the NEOs are typically reviewed and approved by the Compensation Committee in January. The grant date for the annual equity-based awards is typically close in time to the Compensation Committee meeting at which they are approved and during an open trading window under the Company’s Insider Trading Policy following the Company’s publication of its fourth quarter earnings. In certain cases, the Compensation Committee or the CEO approves the use of equity-based grants to new hires or current NEOs as an incentive to attract or retain executive officers or other senior management. In the event of equity-based grants for new hires, the
20	2026 Proxy Statement

Corporate Governance
date of grant is typically close in time to the new employee’s date of hire. Virtu has no intention, plan or practice to select annual grant dates for equity-based awards in coordination with the release of material, non-public information or to time the release of such information because of award dates.
2026 Proxy Statement	21

Proposal 2: Advisory Vote to Approve Compensation of Named Executive Officers
In accordance with the requirements of Section 14A of the Exchange Act and Exchange Act Rule 14a-21(a), we are including in this proxy statement a separate resolution to approve, in a non-binding, stockholder advisory vote, the compensation paid to our NEOs as disclosed in “Executive Compensation” below (the “say-on-pay vote”).
While the results of the say-on-pay vote are non-binding and advisory in nature, our board of directors and Compensation Committee intend to consider the results of this vote in making future compensation decisions.
Our board of directors currently intends to conduct advisory votes on executive compensation every year. As a result, our next advisory say-on-pay vote will take place at our annual meeting of stockholders next year.
The language of the resolution is as follows:
“RESOLVED, that the compensation paid to the Company’s NEOs for the fiscal year ended December 31, 2025, as discussed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the summary compensation table and the related compensation tables and narrative in this proxy statement, is hereby APPROVED, on an advisory basis.”
In considering their vote, stockholders are encouraged to read the compensation discussion and analysis, the accompanying compensation tables, and the related narrative disclosure included in this proxy statement.
Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares represented at the Annual Meeting in person or by proxy is required to approve, on an advisory basis, the compensation of our NEOs. Broker non-votes have no effect on the proposal, and abstentions have the same effect as a vote “against” the proposal.
Our board of directors recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our NEOs.
22	2026 Proxy Statement

Executive Compensation
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the disclosures contained in the following “Compensation Discussion and Analysis.” Based on this review and discussion, the Compensation Committee recommended to the board of directors that the section entitled “Compensation Discussion and Analysis” be included in this proxy statement for the Annual Meeting and incorporated by reference into the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025.
COMPENSATION COMMITTEE
Christopher C. Quick
Joseph J. Grano, Jr.
David Urban
COMPENSATION DISCUSSION AND ANALYSIS
This compensation discussion and analysis discusses our executive compensation programs for our NEOs in respect of our fiscal year ended December 31, 2025, which we refer to herein as “fiscal year 2025,” and includes a discussion of our compensation objectives and philosophy and the material elements of compensation earned by, awarded, or paid, to our NEOs in fiscal year 2025. This section also describes processes we use in reaching compensation decisions and is intended to amplify and provide context for understanding the amounts in the tabular disclosure that follows. In addition, we highlight certain attributes of our program, provide a summary of certain key compensation decisions during fiscal year 2025 and describe our intended compensation approach.
Our NEOs for fiscal year 2025 were as follows:
Aaron Simons	CEO(1)
Douglas A. Cifu	Former CEO(2)
Joseph Molluso	Co-President and Co-Chief Operating Officer
Brett Fairclough	Co-President and Co-Chief Operating Officer
Stephen Cavoli	Executive Vice President, Markets
Cindy Lee	Executive Vice President and Chief Financial Officer

(1)
Mr. Simons was promoted and appointed CEO effective August 1, 2025.

(2)
Mr. Cifu retired from his role as CEO and transitioned into a consultant role effective August 1, 2025 and served in this capacity until December 31, 2025.

Compensation Program Objectives

Our primary objective with respect to executive compensation is to provide competitive compensation and benefits to attract, retain, motivate and reward the highest quality executive officers. Accordingly, we attempt to ensure that compensation provided to executive officers remains competitive relative to the compensation paid to similarly situated executives in our industry. A further objective of our compensation program is to provide variable pay opportunities through cash bonuses and restricted stock awards that reward our officers based on achievement of both individual and Company financial results. In addition, we aim to establish compensation plans that align the performance of our executive officers with the Company’s objectives and the creation of long-term stockholder value, such as the reward of equity compensation which ties a portion of our executive compensation to the performance of our common stock. We believe an appropriate mix of an executive officer’s pay should be variable and performance based in order to promote achievement of our short- and long-term strategic objectives.
2026 Proxy Statement	23

Executive Compensation
The overall level of total compensation for our NEOs is intended to be reasonable in relation to, and competitive with, the compensation paid to executives in the industries in which we compete for talent, subject to variation for factors such as the individual’s experience, performance, duties and scope of responsibilities, prior contributions and future potential contributions to our business. Our compensation plans are designed to align with business strategies, considering external market conditions and internal equity issues. With these principles in mind, we structure our compensation program as competitive total pay packages that we believe enable us to attract, retain and motivate executives with the skill and knowledge that we require, and to ensure the stability of our management team, which is vital to the success of our business.
Key features of our compensation policies and practices that aim to drive performance and align our NEOs with stockholder interests are highlighted below:
•
Pay for performance. A portion of the compensation program for NEOs is designed to encourage our executives to remain focused on both our short- and long-term operational success and to reward outstanding individual performance.

•
Align incentives with stockholders. Our executive compensation program is designed to focus our NEOs on our key strategic, financial and operational goals that will translate into long-term value creation for our stockholders.

•
Limited perquisites. We provide limited, reasonable perquisites that we believe are consistent with our overall compensation philosophy.

•
No IRC Section 280G or 409A tax gross ups. We do not provide tax gross ups under our change in control provisions or deferred compensation programs.

The Process of Setting Executive Compensation

The Compensation Committee participates in an annual evaluation of the performance of our CEO and subsequently determines and approves the CEO’s compensation level based on this evaluation. In determining the long-term incentive component of CEO compensation, the Compensation Committee will also consider, among such other factors, the Company’s performance, stockholder returns, the value of similar incentive awards to CEOs at comparable companies and the awards given to the CEO in past years. Our CEO reviews each NEO’s compensation package, other than his own, annually in light of the performance of each NEO. The conclusions reached and recommendations made based on these reviews, including those with respect to salary adjustments and annual award amounts, are then presented to the Compensation Committee and/or our board of directors for review and approval.
Specifically, the Compensation Committee determines and approves the compensation packages of the CEO and approves the compensation packages of each other NEO, giving significant deference to the views and recommendations of the CEO.
24	2026 Proxy Statement

Executive Compensation
Elements of Compensation for 2025 and Why We Chose to Pay Each Element

The primary elements of our executive compensation program are base salary, annual cash bonuses, equity-based compensation and certain employee benefits and perquisites. Brief descriptions of each principal element of our executive compensation program are summarized in the following table and described in more detail below.
Compensation Element	Brief Description	Objectives
Base Salary	Fixed compensation.	Provide a competitive, fixed level of cash compensation to attract and retain talented and skilled executives.
Annual Cash Bonus	Variable, performance-based cash compensation earned based on financial and individual performance.	Retain and motivate executives to achieve or exceed financial goals and Company objectives.
Annual Equity Awards	Equity and equity-based compensation that is subject to vesting based on (i) continued employment, and (ii) for certain NEOs, achievement of pre-established financial and operational goals.	The mix of equity and equity-based awards with time-based vesting assists in retention of key talent while also rewarding executives for exceptional performance.
Employee Benefits and Perquisites	Participation in all broad-based employee health and welfare programs and retirement plans.	Aid in retention of key executives in a highly competitive market for talent by providing an overall competitive benefits package.
Consistent with and in promotion of the compensation program objectives detailed above, a significant percentage of total compensation is allocated to performance incentives in order to motivate the NEOs to achieve the business goals set by the Company and reward the officers for achieving such goals. There is no pre-established policy or target for allocating compensation between short- or long-term compensation, between cash and non-cash compensation, among different forms of non-cash compensation, or among NEOs, though historically variable bonus compensation to executive officers has been paid in range of 50% cash and 50% equity compensation. Rather, we look at an NEO’s goals and responsibilities to determine the appropriate level and mix of incentive compensation.
Base Salary.   We provide our NEOs with a base salary to compensate them for services rendered during the fiscal year. This process also enables us to attract and retain an appropriate caliber of talent for the position and to provide a base level of monthly income that is not subject to any performance risk. We conduct a review of base salaries annually, and during such review we generally consider each NEO’s past performance, the scope of the role and responsibilities of the NEO within the Company and the performance of the Company as a whole. We also review the NEO’s compensation relative to that of our other executive officers and to the market for executive officers of similar expertise and experience. The base salaries for Messrs. Cifu, Cavoli, Fairclough, and Molluso were not increased during fiscal year 2025. The base salary for Mr. Simons was increased to $1,200,000 in connection with his promotion and appointment to CEO.
Variable Incentive Compensation.   We award variable incentive compensation to reward performance achievements with a time horizon of one year or less. We provide this opportunity to attract and retain an appropriate caliber of talent for the position and to motivate executives to achieve our annual business goals. We review variable incentive compensation awards annually to determine award payments for the last completed fiscal year, as well as to establish award opportunities for the current fiscal year.
To determine the actual amount of variable incentive compensation for each NEO, the Compensation Committee reviews quantitative and qualitative criteria. With respect to both types of criteria, attainment of any specific level of performance or specific qualitative goal does not determine the amount of the bonus, except as discussed below regarding Messrs. Simons’, Molluso’s, Fairclough’s and Cavoli’s annual bonus. Other than as set forth below with respect to Messrs. Simons’, Molluso’s Fairclough’s and Cavoli’s annual bonus, no pre-determined single performance metric is disproportionately weighted in making the determination of an NEO’s variable incentive compensation
2026 Proxy Statement	25

Executive Compensation
payout, which provides discretion to our Compensation Committee to adjust the actual amount paid in respect of variable incentive compensation to reward financial performance and individual performance in the context of our growing and dynamic business.
The amount of the variable incentive compensation award can be paid in a mixture of cash and/or equity. For each of Messrs. Simons, Molluso, Fairclough, Cavoli and Ms. Lee, 50% of 2025 variable incentive compensation was paid in cash and 50% was paid in equity-based compensation, with 30% paid in the form of restricted stock units that vest ratably over a three-year period and 20% paid in fully vested common stock, subject to any voluntary deferrals (see “Employee Benefits and Perquisites” on page 28 of this proxy statement). We use awards of fully vested common stock and restricted stock units as a long-term incentive vehicle because it aligns the interests of executives with those of stockholders, supports a pay for performance culture, fosters employee stock ownership, and focuses the management team on increasing value for the stockholders and on the Company’s long-term performance. For Mr. Cifu, in accordance with the terms of his separation agreement, 70% of 2025 variable incentive compensation was paid in cash and 30% was paid as a deferred cash award that pays one-third per year over three years from the date that 2025 variable incentive compensation was paid to the NEOs.
In fiscal year 2025, in accordance with the terms of his employment agreement, Mr. Simons was eligible to earn an annual bonus with a target bonus opportunity equal to $2,420,000 and a maximum bonus opportunity equal to $4,261,000, based on the elapsed portion of the year during which he served as the Company’s CTO and the portion of the year during which he served as the Company’s CEO. 50% of the annual bonus was based on the achievement of select quantitative goals as determined by the board of directors and the Compensation Committee and 50% of the annual bonus was based on the achievement of qualitative goals and metrics, including debt and capital structure management, select strategic initiatives, technology integration goals and people, recruiting and talent-related measures. For fiscal year 2025, the threshold to earn the target performance-based portion of the annual bonus was achievement of budgeted daily adjusted net trading income (“ANTI”), cumulative ANTI, adjusted EBITDA and cumulative EBITDA with a multi-year lookback. These target amounts were established based on the market environment during the year as measured by total market volumes, implied and realized volatility and certain other market and opportunity metrics. Based on the actual market environment applicable to the Company’s businesses, target daily ANTI was approximately $8.36 million and target adjusted EBITDA was approximately $1,351 million. As a result of the Company’s actual performance of $8.63 million of daily ANTI and $1,398 million of adjusted EBITDA, Mr. Simons earned 100% (i.e., $2,130,500) of the maximum performance-based portion of his annual bonus. Additionally, based on the achievement of the aforementioned qualitative goals, the Compensation Committee determined that Mr. Simons earned 100% (i.e., $2,130,500) of the maximum qualitative portion of his annual bonus.
In fiscal year 2025, in accordance with the terms of his employment agreement and separation agreement, Mr. Cifu was eligible to earn an annual bonus with a target bonus opportunity equal to $3,000,000 and a maximum bonus opportunity equal to $6,000,000. 50% of the annual bonus was based on the achievement of select quantitative goals as determined by the board of directors and the Compensation Committee and 50% of the annual bonus was based on the achievement of qualitative goals and metrics, including debt and capital structure management, select strategic initiatives, technology integration goals and people, recruiting and talent-related measures. For fiscal year 2025, the threshold to earn the target performance-based portion of the annual bonus was achievement of budgeted daily ANTI, cumulative ANTI, adjusted EBITDA and cumulative EBITDA with a multi-year lookback. These target amounts were established based on the market environment during the year as measured by total market volumes, implied and realized volatility and certain other market and opportunity metrics. Based on the actual market environment applicable to the Company’s businesses, target daily ANTI was approximately $8.36 million and target adjusted EBITDA was approximately $1,351 million. As a result of the Company’s actual performance of $8.63 million of daily ANTI and $1,398 million of adjusted EBITDA, Mr. Cifu earned 100% (i.e., $3,000,000) of the maximum performance-based portion of his annual bonus. Additionally, based on the achievement of the aforementioned qualitative goals, the Compensation Committee determined that Mr. Cifu earned 100% (i.e., $3,000,000) of the maximum qualitative portion of his annual bonus.
The amounts paid to Messrs. Molluso, Fairclough and Cavoli were also determined in accordance with the terms of their respective employment agreements, which provide for a target bonus opportunity equal to $2,000,000 and a maximum bonus opportunity equal to $3,000,000. 50% of the annual bonus was based on the achievement of select quantitative goals based on the Company’s ANTI and adjusted EBITDA as compared to budgeted amounts in fiscal year 2025 and 50% of the annual bonus was based on the achievement of qualitative goals and metrics
26	2026 Proxy Statement

Executive Compensation
determined with the CEO. For fiscal year 2025, the threshold to earn the target performance-based portion of the annual bonus was achievement of budgeted ANTI, cumulative ANTI, adjusted EBITDA and cumulative EBITDA with a multi-year lookback. These target amounts were established based on the market environment during the year as measured by total market volumes, implied and realized volatility and certain other market and opportunity metrics. Based on the actual market environment applicable to the Company’s businesses, target daily ANTI was approximately $8.36 million and target adjusted EBITDA was approximately $1,351 million. As a result of the Company’s actual performance of $8.63 million of daily ANTI and $1,398 million of adjusted EBITDA, each of Messrs. Molluso, Fairclough and Cavoli earned 100% (i.e., $1,500,000) of the maximum performance-based portion of his annual bonus, and the CEO together with the Compensation Committee, determined that each executive earned 100% (i.e., $1,500,000) of the maximum qualitative portion of his annual bonus.
Ms. Lee’s variable incentive compensation was determined by the CEO and the Compensation Committee based on the Company’s financial performance as well as various other objectives and metrics. Accordingly, for fiscal year 2025, the amount of variable incentive compensation form of payments to our NEOs is described in the table below:
Name	Cash	Restricted Stock Units	Common Stock	Total 2025 Variable Incentive Compensation
Aaron Simons	$2,130,500	$1,278,300	$852,200	$4,261,000
Joseph Molluso	$1,500,000	$900,000	$600,000	$3,000,000
Brett Fairclough	$1,500,000	$900,000	$600,000	$3,000,000
Stephen Cavoli	$1,500,000	$900,000	$600,000	$3,000,000
Cindy Lee	$550,000	$330,000	$220,000	$1,100,000
Annual Equity Awards

CEO Equity Awards
In fiscal year 2025, in accordance with the terms of his employment agreement, Mr. Simons received a grant of 106,250 restricted stock units that are earned based on the percentage of budgeted adjusted EBITDA achieved in fiscal year 2025: 100% of the shares are earned if 65% of budgeted adjusted EBITDA is achieved and the Compensation Committee has discretion to determine the percentage of shares earned if less than 65% of budgeted adjusted EBITDA is achieved. The amount of restricted stock units granted was based on the elapsed portion of the year during which he served as the Company’s CTO and the portion of the year during which he served as the Company’s CEO. For fiscal year 2025, our budgeted adjusted EBITDA target was determined based on the market environment during the year. Based on the actual market environment applicable to the Company’s businesses, target adjusted EBITDA was $1,351 million, and we achieved approximately 103% of target. Accordingly, all of the restricted stock units granted to Mr. Simons in fiscal year 2025 were earned, with half of the shares vesting as of January 31, 2026 and the remainder to vest as of January 31, 2027.
In fiscal year 2025, in accordance with the terms of his employment agreement, Mr. Cifu received a grant of 150,000 restricted stock units that are earned based on the percentage of budgeted adjusted EBITDA achieved in fiscal year 2025: 100% of the shares are earned if 65% of budgeted adjusted EBITDA is achieved and the Compensation Committee has discretion to determine the percentage of shares earned if less than 65% of budgeted adjusted EBITDA is achieved. For fiscal year 2025, our budgeted adjusted EBITDA target was determined based on the market environment during the year. Based on the actual market environment applicable to the Company’s businesses, target adjusted EBITDA was $1,351 million, and we achieved approximately 103% of target. Accordingly, all of the restricted stock units granted to Mr. Cifu in fiscal year 2025 were earned, with all of them vesting as of January 31, 2026 in accordance with the terms of his separation agreement.
Other Executive Equity Awards
In fiscal year 2025, in accordance with the terms of each of their employment agreements, Messrs. Cavoli, Fairclough and Molluso each received a grant of 75,000 restricted stock units that are earned based on the percentage of budgeted adjusted EBITDA achieved in fiscal year 2025: 100% of the shares are earned if 65% of budgeted adjusted EBITDA is achieved and the Compensation Committee has discretion to determine
2026 Proxy Statement	27

Executive Compensation
the percentage of shares earned if less than 65% of budgeted adjusted EBITDA is achieved. For fiscal year 2025, our budgeted adjusted EBITDA target was determined based on the market environment during the year. Based on the actual market environment applicable to the Company’s businesses, target adjusted EBITDA was $1,351 million, and we achieved approximately 103% of such range. Accordingly, all of the restricted stock units granted to Messrs. Cavoli, Fairclough and Molluso in fiscal year 2025 were earned, with half of the shares vesting as of January 31, 2026, and the remainder to vest as of January 31, 2027. Additionally, in fiscal year 2025, Ms. Lee received a grant of 50,000 restricted stock units vesting over a four-year period.
The Compensation Committee believes these awards incentivize our executives to achieve key financial goals of the Company and align their long-term interests with those of our stockholders.
Employee Benefits and Perquisites

We provide a number of benefit plans to all eligible employees, including our NEOs. These benefits include medical, dental, life insurance, business travel accident insurance, short- and long-term disability coverage and a 401(k) defined contribution plan.
The Company sponsors the Virtu Financial, Inc. Deferred Compensation Plan (the “DCP”). The DCP permits eligible executive officers and other employees to defer cash or equity-based compensation, subject to certain limitations and restrictions. The Company recognized approximately $2.9 million as compensation cost under the DCP as of December 31, 2025.
In fiscal year 2025, none of our executive officers chose to defer compensation in the form of deferred stock units. Additional details regarding the DCP are set forth below on page 46.
While perquisites help to provide our NEOs a benefit with a high perceived value at a relatively low cost, we do not generally view perquisites as a material component of our executive compensation program. In the future, we may provide additional or different perquisites or other personal benefits in limited circumstances, such as where we believe doing so is appropriate to assist an executive in the performance of his or her duties, to make our NEOs more efficient and effective and for recruitment, motivation and/or retention purposes.
Severance Protection

We have previously entered into employment agreements with Messrs. Simons, Cifu, Molluso, Fairclough, and Cavoli that provide for certain severance payments and benefits in the event that such NEO’s employment is terminated under specified conditions. In addition, the vesting of a portion of each of these NEO’s equity award or awards accelerates in connection with qualifying terminations of employment. We believe that these severance benefits are appropriate to remain competitive in our executive retention efforts, recognizing that such benefits are commonly offered by employers competing for similar executive talent. See “Potential Payments upon Termination of Employment or Change in Control” for additional information.
Taxation of Executive Compensation

For income tax purposes, public companies may not deduct any portion of compensation that is in excess of $1 million paid in a taxable year to certain “covered employees,” including our NEOs, under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), subject to certain limited exceptions (which may not be applicable to us).
Nevertheless, our board of directors believes that it should not be constrained by the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) if those requirements would impair flexibility in compensating our NEOs in a manner that can best promote our corporate objectives. We intend to continue to compensate our executive officers in a manner consistent with the best interests of our stockholders and reserve the right to award compensation that may not be deductible under Section 162(m) where the Company believes it is appropriate to do so.
Section 409A of the Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other
28	2026 Proxy Statement

Executive Compensation
service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our NEOs, so that they are either exempt from, or satisfy the requirements of, Section 409A.
2026 Proxy Statement	29

Executive Compensation
SUMMARY COMPENSATION TABLE
The following table sets forth the cash and non-cash compensation paid by the Company during the years ended December 31, 2023, December 31, 2024, and December 31, 2025, to its NEOs.
Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation	Total
Aaron Simons CEO	2025	$850,000	$1,065,250	$6,246,625	$1,065,250	$7,500,000(5)	$16,727,125
Douglas A. Cifu Former CEO	2025	$704,545	$—	$6,013,500	$—	$20,561,573(6)	$27,279,619
	2024	$1,200,000	$1,500,000	$5,527,500	$1,500,000	$135,932(7)	$9,863,432
	2023	$1,200,000	$1,031,250	$4,974,000	$1,031,250	$15,365(7)	$8,251,865
Joseph Molluso Co-President and Co-Chief Operating Officer	2025	$600,000	$750,000	$4,506,750	$750,000	$—	$6,606,750
	2024	$600,000	$750,000	$2,763,750	$750,000	$—	$4,863,750
	2023	$600,000	$475,000	$2,405,750	$475,000	$—	$3,955,750
Brett Fairclough Co-President and Co-Chief Operating Officer	2025	$600,000	$750,000	$4,506,750	$750,000	$—	$6,606,750
	2024	$600,000	$750,000	$2,763,750	$750,000	$—	$4,863,750
	2023	$600,000	$475,000	$2,405,750	$475,000	$383,814(8)	$4,339,564
Stephen Cavoli Executive Vice President, Markets	2025	$600,000	$750,000	$4,506,750	$750,000	$15,091(9)	$6,621,841
	2024	$600,000	$750,000	$2,763,750	$750,000	$—	$4,863,750
	2023	$600,000	$437,500	$2,330,750	$437,500	$—	$3,805,750
Cindy Lee Chief Financial Officer	2025	$400,000	$550,000	$2,554,500	$—	$—	$3,504,500
	2024	$327,083	$466,690	$1,181,110	$—	$—	$1,974,883(10)

(1)
With respect to Mr. Simons, this amount represents the annual salary paid for the elapsed portion of the year during which he served as the Company’s CTO plus the salary paid for the elapsed portion of the year during which he served as the Company’s CEO. With respect to Mr. Cifu, this amount represents the annual salary paid for the elapsed portion of the year during which he served as the Company’s CEO.

(2)
Each amount represents the cash component of the portion of each NEO’s annual bonus that was based on the achievement of qualitative goals. For Mr. Simons the cash component of the annual bonus was 50% for fiscal year 2025, for Messrs. Molluso, Fairclough and Cavoli and Ms. Lee, the cash component of the annual bonus was 50% for fiscal years 2025, 2024 and 2023, for Mr. Cifu this was also 50% for fiscal years 2024 and 2023. The remainder in each year was paid in the form of restricted stock units and fully vested shares of our Class A common stock, which are reflected in the “Stock Awards” column in the table above.

(3)
This amount represents the grant date fair value calculated in accordance with FASB ASC Topic 718 with respect to (i) the grant of restricted stock units, (ii) fully vested shares of our Class A common stock, and (iii) restricted shares. Assumptions used in calculating these amounts are described in Note 18, Note 19 and/or Note 20 of the Company’s audited financial statements for the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023, respectively, included in our Annual Report on Form 10-K for the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023, respectively. The grant of restricted stock units and fully vested shares of our Class A common stock relate to the settlement of Mr. Simons’ 2025 annual bonus, Messrs. Molluso, Fairclough and Cavoli 2025, 2024 and 2023 annual bonuses, Mr. Cifu’s 2024 and 2023 annual bonuses and Ms. Lee’s 2025 and 2024 annual bonuses; however, the awards were actually granted in fiscal years 2026, 2025 and 2024, respectively.

(4)
This amount represents the cash component of the portion of Mr. Simons’ annual bonuses that was based on achievement of performance goals, which was 50% for fiscal year 2025, Messrs. Molluso, Fairclough and Cavoli’s annual bonuses that was based on achievement of performance goals, which was 50% for fiscal years 2025, 2024 and 2023; and represents the cash component of the portion of Mr. Cifu’s annual bonuses based on achievement of performance goals, which was 50% for fiscal years 2024 and 2023. The remainder in each year was paid in the form of restricted stock units and fully vested shares of our Class A common stock, which are reflected in the “Stock Awards” column in the table above.

(5)
This amount represents a sign-on bonus paid to Mr. Simons in connection with his appointment as CEO on August 1, 2025. The amount was paid in an upfront lump sum in cash but vests over a three-year period.

(6)
This amount represents all amounts paid to Mr. Cifu pursuant to the terms of his separation agreement with the Company, which includes $9,100,000 in cash severance (including $6,000,000 in respect of his 2025 annual bonus), $6,306,000 in fully vested shares of our Class A common stock, $5,000,000 in post-separation consulting payments and $155,573 in accrued paid time off.

(7)
This amount represents the cost of providing transportation services to Mr. Cifu for fiscal years 2024 and 2023, including the purchase of a vehicle.

(8)
This amount represents the amount of taxes paid by the Company on behalf of Mr. Fairclough in connection with his repatriation to the United States following his tenure in the Company’s Singapore offices from 2014 until 2019.

(9)
This amount reflects relocation expenses incurred on Mr. Cavoli’s behalf.

(10)
This amount reflects the amount paid to Ms. Lee for fiscal year 2024 for both the portion of such year during which she served as the Company’s non-executive Deputy CFO and the portion during which she served as our CFO following our CFO transition in 2024.

30	2026 Proxy Statement

Executive Compensation
GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2025
The following table presents information with respect to each award made to our NEOs in 2025.
Name and Type of Award		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock Units (#)	Grant Date Fair Value of Stock Awards ($)(2)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Aaron Simons
Annual Bonus(1)			2,420,000	4,261,000
Restricted Stock Units	2/4/2025						75,000		3,006,750
Restricted Stock Units	9/30/2025						31,250		1,109,375
Joseph Molluso
Annual Bonus(1)			2,000,000	3,000,000
Restricted Stock Units	2/4/2025						75,000		3,006,750
Brett Fairclough
Annual Bonus(1)			2,000,000	3,000,000
Restricted Stock Units	2/4/2025						75,000		3,006,750
Stephen Cavoli
Annual Bonus(1)			2,000,000	3,000,000
Restricted Stock Units	2/4/2025						75,000		3,006,750
Cindy Lee
Annual Bonus(1)
Restricted Stock Units	—		—	—				50,000	2,004,500
Douglas A. Cifu(3)
Annual Bonus(1)			3,000,000	6,000,000
Restricted Stock Units	2/4/2025		—	—			150,000		6,013,500

(1)
For Messrs. Simons, Molluso, Fairclough, Cavoli and Cifu, this bonus, to the extent earned, is settled 50% in cash, 30% in restricted stock units that vest in three equal annual installments and 20% in fully vested common stock, subject to any deferrals (see “Employee Benefits and Perquisites” on page 28 of this proxy statement). For Ms. Lee, this bonus, to the extent earned, is fully discretionary.

(2)
This amount represents the grant date fair value calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these amounts are described in Note 18 of the Company’s audited financial statements for the fiscal year ended December 31, 2025, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(3)
In accordance with Mr. Cifu’s separation agreement, his 2025 annual equity award remained outstanding and fully vested on January 31, 2026 and his 2025 annual bonus was paid out 70% in cash and 30% as a deferred cash award as described above.

PAY VERSUS PERFORMANCE
The following table presents information required by Item 402(v) of Regulation S-K. For information regarding the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, please refer above to “Executive Compensation — Compensation Discussion and Analysis.”
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(3)			Average Summary Compensation Table Total for non-CEO Named Executive Officers(2)	Average Compensation Actually Paid to non-CEO Named Executive Officers(4)	Value of Initial Fixed $100 Investment Based On:(5)		Net Income	Adjusted EBITDA (Company – Selected Measure)(7)
			Summary Compensation Table Total for prior CEO(1)	Compensation Actually Paid to the prior CEO(3)			Total Shareholder Return	Peer Group Total Shareholder Return(6)
2025	16,727,125	16,178,080	27,279,619	30,518,416	5,834,960	4,553,557	$132.38	$271.54	$912,264	$1,399,223
2024			9,863,432	15,209,440	3,493,227	5,200,672	$142.79	$213.95	$534,535	$918,685
2023			8,251,865	9,129,803	3,269,016	3,564,802	$80.49	$147.59	$263,921	$567,767
2022			12,052,261	8,565,816	3,452,212	1,959,138	$81.09	$118.95	$468,332	$859,123
2021			10,107,261	14,939,149	3,309,375	3,033,721	$114.54	$128.94	$827,234	$1,301,233
2026 Proxy Statement	31

Executive Compensation
(1)
Mr. Simons was appointed as our CEO on August 1, 2025. Mr. Cifu was our CEO for each of the years 2021-2024, and for 2025 until August 1.

(2)
Our non-CEO NEOs consisted of (i) Messrs. Molluso, Fairclough and Cavoli for each of the years presented, as well as Ms. Lee for 2025 and 2024 and former CFO Mr. Sean P. Galvin for 2024, 2023, 2022 and 2021.

(3)
Compensation “actually paid” is calculated in accordance with Item 402(v) of Regulation S-K. The table below set forth each adjustment made during each year presented in the table to calculate the compensation “actually paid” to our CEO during each year in the table:

CEO	2025 (Mr. Simons)	2025 (Mr. Cifu)	2024 (Mr. Cifu)	2023 (Mr. Cifu)	2022 (Mr. Cifu)	2021 (Mr. Cifu)
Summary Compensation Table Total	16,727,125	27,279,619	9,863,432	8,251,865	12,052,261	10,107,261
Less, value of “Stock Awards,” as reported in Summary Compensation Table	(6,246,625)	(6,013,500)	(5,527,500)	(4,974,000)	(7,889,500)	(6,590,500)
Plus, year-end fair value of outstanding and unvested awards granted in the year	2,271,958	6,503,531	7,953,051	4,604,182	4,057,161	3,706,982
Plus, fair value as of vesting date of equity awards granted and vested in the year	2,963,816	1,207,671	818,903	999,677	1,009,158	6,914,549
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	(171,456)	(175,466)	2,201,421	(7,591)	(371,530)	251,656
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	462,329	1,415,628	(467,167)	(127,421)	(597,694)	229,648
Plus, dividends or other earnings paid during covered year, prior to vesting date of award	170,933	300,933	367,300	383,092	305,960	319,551
Compensation “Actually Paid” to CEO	16,178,080	30,518,416	15,209,440	9,129,803	8,565,816	14,939,149

(4)
Compensation “actually paid” is calculated in accordance with Item 402(v) of Regulation S-K. The table below set forth each adjustment made during each year presented in the table to calculate the average compensation “actually paid” to our non-CEO NEO’s during each year in the table:

32	2026 Proxy Statement

Executive Compensation
Non-CEO NEOs	2025	2024	2023	2022	2021
Summary Compensation Table Total	5,834,960	3,493,227	3,269,016	3,452,212	3,309,375
Less, value of “Stock Awards,” as reported in Summary Compensation Table	(4,018,688)	(1,934,468)	(1,841,807)	(2,032,213)	(1,786,875)
Plus, year-end fair value of outstanding and unvested awards granted in the year	1,645,383	2,670,875	1,717,954	638,834	563,080
Plus, fair value as of vesting date of equity awards granted and vested in the year	476,359	256,760	369,392	414,794	385,950
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	(144,297)	756,036	(4,106)	(620,849)	307,181
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	570,522	(158,812)	(56,921)	4,997	117,898
Less, fair value of awards granted prior to covered year that were forfeited during covered year	—	—	—	—
Plus, dividends or other earnings paid during covered year, prior to vesting date of award	189,318	117,054	111,276	101,362	137,112
Average Compensation “Actually Paid” to Non-CEO NEOs	4,553,557	5,200,672	3,564,802	1,959,138	3,033,721

(5)
Assumes $100 was invested in our Class A Common Stock on December 31, 2020, and that dividends were reinvested on the date of payment without payment of any commissions or consideration of income taxes.

(6)
The peer group indices used by the Company consists of the NYSE Arca Securities Broker/Dealer Index. The calculation assumes $100 was invested in our Class A Common Stock on December 31, 2020, and that dividends were reinvested on the date of payment without payment of any commissions or consideration of income taxes.

(7)
“EBITDA” and “Adjusted EBITDA” are non-GAAP financial measures of financial performance. “EBITDA” measures our operating performance by adjusting net income to exclude Financing interest expense on long-term borrowings, Debt issue cost related to debt refinancing, prepayment, and commitment fees, Depreciation and amortization, Amortization of purchased intangibles and acquired capitalized software, and Income tax expense, and “Adjusted EBITDA” measures our operating performance by further adjusting EBITDA to exclude severance, transaction advisory fees and expenses, termination of office leases, charges related to share-based compensation and other expenses, which includes reserves for legal matters, COVID-19 one-time costs and donations for 2020, 2021 and 2022 and Other, net, which includes gains and losses from strategic investments and the sales of businesses. Reconciliations of Net Income to EBITDA and Adjusted EBITDA are available at https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx.

Relationship Between “Compensation Actually Paid” and Performance
The charts that follow depict the relationship of “compensation actually paid” (“CAP”) to our CEO and other NEOs to (i) the TSR of the Company and its peer group (as described in Footnote 6 above), (ii) the Company’s net income, and (iii) the Company’s annual Adjusted EBITDA:
2026 Proxy Statement	33

Executive Compensation
CAP versus Total Shareholder Return
The chart below shows the relationship between the CEO and other NEOs’ CAP amounts and the Company’s TSR. This is primarily due to the Company’s use of annual and long-term equity incentives, the value of which are tied directly to stock price performance and the Company’s financial performance.

CAP versus Total Shareholder Return
Compensation Actually Paid (CAP) $ Thousands
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Total Shareholder Return Value of Initial Fixed $100 Investment
300.00
250.00
200.00
150.00
100.00
50.00
-
2021
2022
2023
2024
2025
128.94
14,939
114.54
3,034
118.95
8,566
81.09
1,959
9,130
147.59
80.49
3,565
213.95
15,209
142.79
5,201
30,518
271.54
16,178
132.38
4,554
CAP to CEO (appointed 8/1/2025)
CAP to CEO (retired 8/1/2025)
Average CAP to Non-CEO NEOs
Total Shareholder Return
Peer Group Total Shareholder Return

34	2026 Proxy Statement

Executive Compensation
CAP versus Annual Net Income
The chart below shows the relationship between the CEO and other NEOs’ CAP amounts and the Company’s Net Income. This is primarily due to the Company’s use of quantitative financial performance metrics in determining annual bonus compensation of its NEOs.

CAP versus Net Income (Loss)
Compensation Actually Paid (CAP) $ Thousands
Net Income, $ Millions
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
827,234
468,332
263,921
534,535
912,264
14,939
3,034
8,566
1,959
9,130
3,565
15,209
5,201
16,178
30,518
4,554
2021
2022
2023
2024
2025
CAP to CEO (appointed 8/1/2025)
CAP to CEO (retired 8/1/2025)
Average CAP to Non-CEO NEOs
Net Income (mm)

2026 Proxy Statement	35

Executive Compensation
CAP versus Annual Adjusted EBITDA
The chart below shows the relationship between the CEO and other NEOs’ CAP amounts and the Company’s Adjusted EBITDA. This is primarily due to the Company’s use of quantitative financial performance metrics in determining annual bonus compensation of its NEOs.

CAP versus Adjusted EBITDA
Compensation Actually Paid (CAP) $ Thousands
Adjusted EBITDA, $ Millions
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
1,301,233
859,123
567,767
918,685
1,399,223
14,939
3,034
8,566
1,959
9,130
3,565
15,209
5,201
16,178
30,518
4,554
2021
2022
2023
2024
2025
CAP to CEO (appointed 8/1/2025)
CAP to CEO (retired 8/1/2025)
Average CAP to Non-CEO NEOs
Adjusted EBITDA (company selected metric) (mm)

Most Important Financial Performance Measures
The following provides a list of the financial performance measures that we believe are the most important financial performance measures used to link the compensation awarded to our NEOs to the Company’s performance. For more information, please see the “Executive Compensation — Compensation Discussion and Analysis” section above.
1. Annual Adjusted EBITDA
2. Adjusted Net Trading Income
3. Adjusted Operating Expenses
Employment Agreements and Restrictive Covenant Agreements

CEO Employment Agreement with Mr. Simons
Subsequent to his appointment as our CEO on August 1, 2025, Mr. Simons and the Company’s subsidiary entered into a new amended and restated employment letter agreement on September 30, 2025 (the “Simons CEO Employment Agreement”) which amended and superseded the terms of Mr. Simons’ prior employment agreement dated December 1, 2022. Mr. Simons’ duties and responsibilities have been updated to reflect his previously announced appointment as the Company’s CEO as of August 1, 2025.
The Simons CEO Employment Agreement has an initial term ending on August 1, 2030, with automatic renewals for successive one-year terms thereafter unless either the Company or Mr. Simons provides notice of non-renewal
36	2026 Proxy Statement

Executive Compensation
at least ninety days in advance of the expiration of the then-current term. However, if a change in control of the Company occurs at a time when there are less than two years remaining in the term, the term will automatically be extended so that the expiration date is two years from the effective date of the change in control.
Under the Simons CEO Employment Agreement, Mr. Simons’ base salary is $1,200,000 effective as of his appointment date, and Mr. Simons is eligible to earn an annual bonus with a target bonus opportunity equal to $3,000,000 (increased from $2,000,000) and a maximum bonus opportunity equal to 200% of the target bonus opportunity. Fifty percent (50%) of the annual bonus will be based on the achievement of quantitative targets comprised of specific components of the Company’s annual budget and 50% of the annual bonus will be based on the achievement of qualitative goals. To the extent earned, 50% of the annual bonus will be paid in cash, 30% of the annual bonus will be paid in the form of RSUs of Class A common stock of the Company (“Stock”) that vest in three equal annual installments and the remaining 20% will be paid in the form of fully-vested Stock or fully vested deferred share units (“DSUs”) in respect of Stock (in each case, in accordance with any applicable timely deferral election). Mr. Simons’ annual bonus for the 2025 fiscal year, if any, shall be determined on a weighted average basis, based on the elapsed time that Mr. Simons served as our Chief Technology Officer in proportion to the elapsed time that Mr. Simons serves as our CEO during the 2025 fiscal year.
The Simons CEO Employment Agreement provides that Mr. Simons will be eligible to receive an equity award at the beginning of each calendar year during the term (each such award to any executive, an “Annual Equity Award”). It is our Board’s current intention that the Annual Equity Award will be in the form of 150,000 restricted shares or RSUs in respect of Stock that are subject to performance and service conditions. The number of shares earned under each Annual Equity Award will be based on the percentage of budgeted EBITDA achieved in the applicable calendar year, with 100% of shares earned upon at least 65% achievement. In the event of achievement below 65%, the Compensation Committee of the Board will determine the number of earned shares, if any, in its sole discretion. To the extent any shares of Stock are earned with respect to an applicable Annual Equity Award, 50% of such shares will vest on the 31st day of January following the calendar year to which such award relates and the remaining 50% will vest on the anniversary of such date in the subsequent calendar year, subject to Mr. Simons’ continued employment through each applicable vesting date. Mr. Simons’ Annual Equity Award for the 2025 fiscal year was issued on a weighted average basis, based on the elapsed time that Mr. Simons served as our Chief Technology Officer in proportion to the elapsed time that Mr. Simons serves as our CEO during the 2025 fiscal year, and giving effect to an annual equity award previously granted to Mr. Simons under the terms of his prior employment agreement in the amount of 75,000 restricted shares in February 2025.
The Simons CEO Employment Agreement also provides that Mr. Simons received a sign-on bonus (the “Sign-on Bonus”) in the amount of $7,500,000 which was paid within 10 days of his execution of the Simons CEO Employment Agreement, subject to a three-year monthly vesting schedule such that in the event of a voluntary resignation by Mr. Simons without good reason, a pro-rated amount of the Sign-on Bonus shall be repayable to the Company based on the number of months not yet elapsed during the three-year period. In the event Mr. Simons’ employment is terminated by the Company for cause, the entire amount of the Sign-on Bonus shall be repayable.
The Simons CEO Employment Agreement further provides that Mr. Simons is entitled to participate in all of the Company’s benefit plans and programs, and to receive perquisites, commensurate with his position, that are provided by the Company from time to time to senior executives generally, and to receive director and officer indemnification and insurance protection.
The Simons CEO Employment Agreement includes an acknowledgment that Mr. Simons continues to be bound by the confidentiality and restrictive covenant provisions set forth in the Amended and Restated Limited Liability Company Agreement of Virtu Employee Holdco LLC, which provides for confidentiality and non-disparagement restrictions, as well as non-compete and non-solicitation restrictions until the third anniversary of the date on which Mr. Simons ceases to be an officer, director or employee of the Company. The Simons CEO Employment Agreement also provides that the Company will pay as incurred, to the fullest extent permitted by law, all legal fees and expenses that Mr. Simons incurs as a result of any contest (regardless of the outcome) by the Company, Mr. Simons or others of the validity or enforceability of, or liability under, any provision of the Simons CEO Employment Agreement or any guarantee of performance of the Simons CEO Employment Agreement that arises in connection with or following a change in control, plus interest on any delayed payment at the applicable federal rate under Section 7872 of the Internal Revenue Code of 1986, as amended.
Finally, the Simons CEO Employment Agreement provides for severance upon certain terminations of employment as described below under “Potential Payments Upon Termination of Employment or Change in Control.”
2026 Proxy Statement	37

Executive Compensation
Prior Employment Agreement with Mr. Simons
The Company previously entered into an amended and restated employment letter agreement with Mr. Simons on November 30, 2022 (the “Simons CTO Employment Agreement”) pursuant to which Mr. Simons was employed as the Company’s Chief Technology Officer by the Company’s subsidiary, Virtu Financial Operating LLC (“VFO”) with an initial term expiring February 26, 2027 (the “Term”). Under the Simons CTO Employment Agreement, Mr. Simons’ annual base salary was $600,000 per year, and he was eligible to receive an annual bonus with a target bonus opportunity of $2,000,000 and a maximum bonus opportunity equal to $3,000,000. Fifty percent (50%) of the annual bonus was based on the achievement of quantitative targets and fifty percent (50%) of the annual bonus is based on the achievement of qualitative goals, in each case as was previously set by the Company’s CEO together with the Compensation Committee.
Under the Simons CTO Employment Agreement, Mr. Simons was eligible to receive an Annual Equity Award at the beginning of each calendar year during the Term. The Company’s prior practice has been to issue the Annual Equity Award in the form of 75,000 restricted shares or RSUs in respect of shares of the Company’s Class A common stock (“Shares”) that are subject to performance and service conditions. The number of Shares earned under each Annual Equity Award has been and will be based on the percentage of budgeted EBITDA achieved in the applicable calendar year, with 100% of Shares earned upon at least 65% achievement. In the event of achievement below sixty-five percent (65%), the Compensation Committee will determine the number of earned Shares, if any, in its sole discretion. To the extent any Shares are earned with respect to an applicable Annual Equity Award, fifty percent (50%) of such Shares vest on the January 31st of the calendar year following the year to which such award relates and the remaining fifty percent (50%) will vest on the anniversary of such date, subject to Mr. Simons’ continued employment through each applicable vesting date.
Employment Agreement with Mr. Cifu
On April 29, 2022, we entered into a new employment agreement (the “2022 Cifu CEO Employment Agreement”) with Mr. Cifu, which amended and restated the terms of his prior employment agreement dated November 15, 2017 (the “Prior Cifu CEO Employment Agreement”), pursuant to which Mr. Cifu will continue to serve as our CEO and report to our board of directors. Mr. Cifu’s duties, responsibilities and permitted activities are substantially identical to his prior employment agreement. Mr. Cifu’s employment agreement further provides that to the extent such activities do not significantly interfere with the performance of his duties, service and responsibilities, Mr. Cifu is permitted to manage his personal, financial and legal affairs, serve on civic or charitable boards and committees and, to the extent approved by our board of directors, serve on corporate boards and committees; provided that Mr. Cifu is permitted to continue to be engaged in, or provide services to, certain specified businesses and activities (including, but not necessarily limited to, his role as the Vice Chairman and Alternate Governor of the Florida Panthers, a National Hockey League franchise), and to become engaged in, or provide services to, any other business or activity in which Mr. Vincent Viola, our founder and Chairman Emeritus, is permitted to become engaged in, to the extent that Mr. Cifu’s level of participation in such businesses or activities is consistent with his participation in the aforementioned specified businesses or activities prior to the effective date of the employment agreement. The 2022 Cifu CEO Employment Agreement has an initial term ending on February 28, 2028, extended from November 22, 2022 under the Prior Cifu CEO Employment Agreement, with automatic renewals for successive one-year terms thereafter unless either the Company or Mr. Cifu provides notice of non-renewal at least ninety days in advance of the expiration of the then-current term. However, if a change in control of the Company occurs at a time when there are less than two years remaining in the term, the term will automatically be extended so that the expiration date is two years from the effective date of the change in control.
Under the 2022 Cifu CEO Employment Agreement, Mr. Cifu’s base salary is $1,200,000, as compared to $1,000,000 under the Prior Cifu CEO Employment Agreement, and Mr. Cifu is eligible to earn an annual bonus with a target bonus opportunity equal to $3,000,000 and a maximum bonus opportunity equal to $6,000,000, as compared to a target bonus opportunity of $2,500,000 and a maximum bonus opportunity equal to $5,000,000 under the Prior Cifu CEO Employment Agreement. 50% of the annual bonus will be based on the achievement of quantitative targets composed of specific components of the Company’s annual budget and 50% of the annual bonus will be based on the achievement of qualitative goals, as compared to 80% based on the achievement of quantitative targets and 20% based on the achievement of qualitative targets under the Prior Cifu CEO Employment Agreement. To the extent earned, a maximum of 50% of the annual bonus will be paid in cash, 30% of the annual bonus will be paid in the form of restricted stock units or restricted shares of Class A common stock of the Company that vest in three equal
38	2026 Proxy Statement

Executive Compensation
annual installments and the remaining 20% will be paid in the form of fully vested shares of Class A common stock, or DSUs, which is consistent with the Prior Cifu CEO Employment Agreement.
Consistent with the Prior Cifu CEO Employment Agreement, the 2022 Cifu CEO Employment Agreement provides that, Mr. Cifu is eligible to receive an Annual Equity Award at the beginning of each calendar year during the term. It is our board of directors’ current intention that the annual equity grant will be in the form of 150,000 restricted stock units of Class A common stock that are subject to performance and service conditions. The number of shares earned under each annual equity grant under the 2022 Cifu CEO Employment Agreement will be based on the percentage of budgeted EBITDA achieved in the applicable calendar year, with a 100% of shares earned upon at least 65% achievement, and a number of shares, which may be zero, vesting at the discretion of the Compensation Committee in the event that less than 65% is achieved. To the extent any shares of Class A common stock are earned with respect to an applicable annual equity grant, 50% of such shares will vest on or about the end of the calendar year to which such award relates and the remaining 50% will vest on or about the end of the subsequent calendar year, subject to Mr. Cifu’s continued employment through each applicable vesting date and in each case subject to the terms of the applicable award agreement.
Consistent with the Prior Cifu CEO Employment Agreement, the 2022 Cifu CEO Employment Agreement further provides that Mr. Cifu is entitled to participate in all of the Company’s benefit plans and programs, and to receive perquisites, commensurate with his position, that are provided by the Company from time to time to senior executives generally, and to receive director and officer indemnification and insurance protection. In addition, during the term, Mr. Cifu will be provided a car and driver consistent with past practice.
Consistent with the Prior Cifu CEO Employment Agreement, the 2022 Cifu CEO Employment Agreement includes an acknowledgment that Mr. Cifu continues to be bound by the confidentiality and restrictive covenant provisions set forth in the Amended and Restated Virtu Financial LLC Agreement, which provides for confidentiality and non-disparagement restrictions, as well as non-compete and non-solicitation restrictions until the third anniversary on which Mr. Cifu ceases to be an officer, director or employee of the Company. Consistent with the Prior Cifu CEO Employment Agreement, the 2022 Cifu CEO Employment Agreement also provides that the Company will pay as incurred, to the fullest extent permitted by law, all legal fees and expenses that Mr. Cifu incurs as a result of any contest (regardless of the outcome) by the Company, Mr. Cifu or others of the validity or enforceability of, or liability under, any provision of the employment agreement or any guarantee of performance of the employment agreement that arises in connection with or following a change in control, plus interest on any delayed payment at the applicable federal rate under Section 7872 of the Code.
Finally, consistent with the Prior Cifu CEO Employment Agreement, the 2022 Cifu CEO Employment Agreement provides for severance upon certain terminations of employment as described below under “Potential Payments Upon Termination of Employment or Change in Control.”
Employment Agreement with Mr. Molluso
Virtu East entered into a new employment agreement with Mr. Molluso on December 1, 2022 (the “New Molluso Employment Agreement”), which amended and restated the terms of his prior employment agreement dated April 30, 2020 (the “Prior Molluso Employment Agreement”), pursuant to which Mr. Molluso will continue to serve as our Co-President and Co-Chief Operating Officer, reporting to our CEO. The New Molluso Employment Agreement, consistent with the Prior Molluso Employment Agreement, further provides that to the extent such activities do not significantly interfere with the performance of his duties, service and responsibilities, Mr. Molluso is permitted to manage his personal, financial and legal affairs, serve on civic or charitable boards and committees and, to the extent approved by our board of directors, serve on corporate boards and committees.
On February 26, 2025, the Company amended the New Molluso Employment Agreement employment agreement to extend the initial termination date from ending on April 30, 2026, until February 28, 2028, with automatic renewals for successive one-year terms thereafter unless either we or Mr. Molluso provides notice of non-renewal at least ninety days in advance of the expiration of the then-current term. All other terms of the New Molluso Employment Agreement remain in full force. However, if a change in control of the Company occurs at a time when there is less than one year remaining in the term, the term will automatically be extended so that the expiration date is one year from the effective date of the change in control.
Under the New Molluso Employment Agreement, Mr. Molluso’s base salary is $600,000, as compared to $500,000 under the Prior Molluso Employment Agreement, and Mr. Molluso is eligible to earn an annual bonus with a target
2026 Proxy Statement	39

Executive Compensation
amount of $2,000,000 and a maximum bonus opportunity equal to $3,000,000. Under the Prior Molluso Employment Agreement, Mr. Molluso was entitled to an annual bonus with a minimum amount of $2,500,000 with respect to the fiscal year ended December 31, 2020, and $1,500,000 with respect to the fiscal years ended December 31, 2021 and December 31, 2022, and a maximum bonus opportunity equal to $2,500,000 for such periods. Under the New Molluso Employment Agreement, 50% of the annual bonus will be based on the achievement of quantitative targets set by the Company’s CEO together with the Compensation Committee and 50% of the annual bonus will be based on the achievement of qualitative goals set by the Company’s CEO together with the Compensation Committee, as compared to 80% based on the achievement of quantitative targets and 20% based on the achievement of qualitative targets under the Prior Molluso Employment Agreement. To the extent earned, 50% of the annual bonus will be paid in cash, 30% of the annual bonus will be paid in the form of restricted stock units or restricted shares of Class A common stock of the Company that vest in three equal annual installments and the remaining 20% will be paid in the form of fully vested shares of Class A common stock or DSUs.
The New Molluso Employment Agreement provides that Mr. Molluso will be eligible to receive an annual equity grant at the beginning of each calendar year. It is our board of directors’ current intention that the annual equity grant will be in the form of 75,000 restricted stock units of Class A common stock that are subject to performance and service conditions. The number of shares earned under each annual equity grant under the New Molluso Employment Agreement will be based on the percentage of budgeted EBITDA achieved in the applicable calendar year, with a 100% of shares earned upon at least 65% achievement, and a number of shares, which may be zero, vesting at the discretion of the Compensation Committee in the event that less than 65% is achieved. To the extent any shares of Class A common stock are earned with respect to an applicable annual equity grant, 50% of such shares will vest on or about the end of the calendar year to which such award relates and the remaining 50% will vest on or about the end of the subsequent calendar year, subject to Mr. Molluso’s continued employment through each applicable vesting date and in each case subject to the terms of the applicable award agreement.
The Prior Molluso Employment Agreement provided for sign-on bonuses as compensation for forfeited equity interests in his former employer in the form of (i) a grant of 200,000 restricted stock units, vesting in three equal installments on each of January 24, 2021, January 24, 2022 and January 24, 2023 and otherwise issued pursuant to and subject to the terms and conditions of the Plan and a separate award agreement and (ii) a cash sign-on bonus of $2,500,000, $1,666,667 of which is subject to a prorated clawback right of the Company based on the proportion of the term elapsed as of the date that Mr. Molluso’s employment is terminated for Cause (as defined therein) or he resigns without Good Reason (as defined therein).
Consistent with the Prior Molluso Employment Agreement, the New Molluso Employment Agreement further provides that Mr. Molluso is entitled to participate in all of the Company’s benefit plans and programs, and to receive perquisites, commensurate with his position, that are provided by the Company from time to time to senior executives generally, and to receive director and officer indemnification and insurance protection. The employment agreement includes an acknowledgment that Mr. Molluso continues to be bound by the confidentiality and restrictive covenant provisions set forth in his original agreement, which provides for confidentiality and non-disparagement restrictions, as well as non-compete and non-solicitation restrictions until the thirty-six-month anniversary of the date on which Mr. Molluso ceases to be an officer or employee of the Company. Consistent with the Prior Molluso Employment Agreement, the New Molluso Employment Agreement provides for severance upon certain terminations of employment as described below under “Potential Payments Upon Termination of Employment or Change in Control.”
Employment Agreement with Mr. Fairclough
Virtu East entered into a new employment agreement with Mr. Fairclough on December 1, 2022 (the “New Fairclough Employment Agreement”) which amended and restated the terms of his prior employment agreement dated February 26, 2020 (the “Prior Fairclough Employment Agreement”), pursuant to which Mr. Fairclough continues to serve as our Co-President & Co-Chief Operating Officer, reporting to our CEO. Consistent with the Prior Fairclough Employment Agreement, the New Fairclough Employment Agreement further provides that to the extent such activities do not significantly interfere with the performance of his duties, service and responsibilities, Mr. Fairclough is permitted to manage his personal, financial and legal affairs, serve on civic or charitable boards and committees and, to the extent approved by our board of directors, serve on corporate boards and committees.
The New Fairclough Employment Agreement has an initial term ending on February 26, 2027, extended from February 26, 2024 under the Prior Fairclough Employment Agreement, with automatic renewals for successive one-year terms thereafter unless either we or Mr. Fairclough provides notice of non-renewal at least ninety days in
40	2026 Proxy Statement

Executive Compensation
advance of the expiration of the then-current term. However, if a change in control of the Company occurs at a time when there is less than one year remaining in the term, the term will automatically be extended so that the expiration date is one year from the effective date of the change in control.
Under the New Fairclough Employment Agreement, Mr. Fairclough’s base salary is $600,000, as compared to $500,000 under the Prior Fairclough Employment Agreement, and Mr. Fairclough is eligible to earn an annual bonus with a target bonus opportunity equal to $2,000,000 and a maximum bonus opportunity equal to $3,000,000, as compared to a target bonus opportunity of $1,500,000 and a maximum bonus opportunity of $2,500,000 under the Prior Fairclough Employment Agreement. 50% of the annual bonus will be based on the achievement of quantitative targets set by the Company’s CEO together with the Compensation Committee and 50% of the annual bonus will be based on the achievement of qualitative goals set by the Company’s CEO together with the Compensation Committee, as compared to 80% based on the achievement of quantitative targets and 20% based on the achievement of qualitative targets under the Prior Fairclough Employment Agreement. To the extent earned, 50% of the annual bonus will be paid in cash, 30% of the annual bonus will be paid in the form of restricted stock units or restricted shares of Class A common stock of the Company that vest in three equal annual installments and the remaining 20% will be paid in the form of fully vested shares of Class A common stock or DSUs.
The New Fairclough Employment Agreement provides that Mr. Fairclough will be eligible to receive an annual equity grant at the beginning of each calendar year. It is our board of directors’ current intention that the annual equity grant will be in the form of 75,000 restricted stock units of Class A common stock that are subject to performance and service conditions. The number of shares earned under each annual equity grant under the New Fairclough Employment Agreement will be based on the percentage of budgeted EBITDA achieved in the applicable calendar year, with a 100% of shares earned upon at least 65% achievement, and a number of shares, which may be zero, vesting at the discretion of the Compensation Committee in the event that less than 65% is achieved. To the extent any shares of Class A common stock are earned with respect to an applicable annual equity grant, 50% of such shares will vest on or about the end of the calendar year to which such award relates and the remaining 50% will vest on or about the end of the subsequent calendar year, subject to Mr. Fairclough’s continued employment through each applicable vesting date and in each case subject to the terms of the applicable award agreement.
Consistent with the Prior Fairclough Employment Agreement, the New Fairclough Employment Agreement further provides that Mr. Fairclough is entitled to participate in all of the Company’s benefit plans and programs, and to receive perquisites, commensurate with his position, that are provided by the Company from time to time to senior executives generally, and to receive director and officer indemnification and insurance protection.
Finally, and consistent with the Prior Fairclough Employment Agreement, the New Fairclough Employment Agreement includes an acknowledgment that Mr. Fairclough continues to be bound by the confidentiality and restrictive covenant provisions set forth in his original agreement, which provides for confidentiality and non-disparagement restrictions, as well as non-compete and non-solicitation restrictions until the thirty-six-month anniversary of the date on which Mr. Fairclough ceases to be an officer or employee of the Company. Consistent with the Prior Fairclough Employment Agreement, the New Fairclough Employment Agreement provides for severance upon certain terminations of employment as described below under “Potential Payments Upon Termination of Employment or Change in Control.”
Employment Agreement with Mr. Cavoli
Virtu East entered into a new employment agreement with Mr. Cavoli on December 1, 2022 (the “New Cavoli Employment Agreement”), which amended and restated the terms of his prior employment agreement dated February 26, 2020 (the “Prior Cavoli Employment Agreement”), pursuant to which Mr. Cavoli will continue to serve as our Executive Vice President, Markets and report to our CEO. Consistent with the Prior Cavoli Employment Agreement, the New Cavoli Employment Agreement further provides that to the extent such activities do not significantly interfere with the performance of his duties, service and responsibilities, Mr. Cavoli is permitted to manage his personal, financial and legal affairs, serve on civic or charitable boards and committees and, to the extent approved by our board of directors, serve on corporate boards and committees.
On February 26, 2025, the Company amended the New Cavoli Employment Agreement to extend the initial termination date from ending on April 30, 2026, until February 28, 2028, with automatic renewals for successive one-year terms thereafter unless either we or Mr. Cavoli provides notice of non-renewal at least ninety days in advance of the expiration of the then-current term. All other terms of the New Cavoli Employment Agreement remain in full
2026 Proxy Statement	41

Executive Compensation
force. However, if a change in control of the Company occurs at a time when there is less than one year remaining in the term, the term will automatically be extended so that the expiration date is one year from the effective date of the change in control.
Under the New Cavoli Employment Agreement, Mr. Cavoli’s base salary is $600,000, as compared to $500,000 under the Prior Cavoli Employment Agreement, and Mr. Cavoli is eligible to earn an annual bonus with a target bonus opportunity equal to $2,000,000 and a maximum bonus opportunity equal to $3,000,000, as compared to a target bonus opportunity equal to $1,500,000 and a maximum bonus opportunity equal to $2,500,000 under the Prior Cavoli Employment Agreement. 50% of the annual bonus will be based on the achievement of quantitative targets set by the Company’s CEO together with the Compensation Committee and 50% of the annual bonus will be based on the achievement of qualitative goals set by the Company’s CEO together with the Compensation Committee, as compared to 80% based on the achievement of quantitative goals and 20% based on the achievement of qualitative goals under the Prior Cavoli Employment Agreement. To the extent earned, 50% of the annual bonus will be paid in cash, 30% of the annual bonus will be paid in the form of restricted stock units or restricted shares of Class A common stock of the Company that vest in three equal annual installments and the remaining 20% will be paid in the form of fully vested shares of Class A common stock or DSUs.
The New Cavoli Employment Agreement provides that Mr. Cavoli will be eligible to receive an annual equity grant at the beginning of each calendar year. It is our board of directors’ current intention that the annual equity grant will be in the form of 75,000 restricted stock units of Class A common stock that are subject to performance and service conditions. The number of shares earned under each annual equity grant under the New Cavoli Employment Agreement will be based on the percentage of budgeted EBITDA achieved in the applicable calendar year, with a 100% of shares earned upon at least 65% achievement, and a number of shares, which may be zero, vesting at the discretion of the Compensation Committee in the event that less than 65% is achieved. To the extent any shares of Class A common stock are earned with respect to an applicable annual equity grant, 50% of such shares will vest on or about the end of the calendar year to which such award relates and the remaining 50% will vest on or about the end of the subsequent calendar year, subject to Mr. Cavoli’s continued employment through each applicable vesting date and in each case subject to the terms of the applicable award agreement.
Consistent with the Prior Cavoli Employment Agreement, the New Cavoli Employment Agreement further provides that Mr. Cavoli is entitled to participate in all of the Company’s benefit plans and programs, and to receive perquisites, commensurate with his position, that are provided by the Company from time to time to senior executives generally, and to receive director and officer indemnification and insurance protection.
Finally, and consistent with the Prior Cavoli Employment Agreement, the New Cavoli Employment Agreement includes an acknowledgment that Mr. Cavoli continues to be bound by the confidentiality and restrictive covenant provisions set forth in his original agreement, which provides for confidentiality and non-disparagement restrictions, as well as non-compete and non-solicitation restrictions until the eighteen-month anniversary of the date on which Mr. Cavoli ceases to be an officer or employee of the Company.
Consistent with the Prior Cavoli Employment Agreement, the New Cavoli Employment Agreement provides for severance upon certain terminations of employment as described below under “Potential Payments Upon Termination of Employment or Change in Control.”
Employment Agreement with Ms. Lee
In connection with Ms. Lee’s appointment as Chief Financial Officer, the Company entered into an employment letter agreement with Ms. Lee on April 29, 2024 (the “Lee Employment Agreement”) pursuant to which Ms. Lee will be employed by the Company’s subsidiary, Virtu Financial Operating LLC (“Virtu Operating”) on an “at will” employment basis. Under the Lee Employment Agreement, Ms. Lee’s annual base salary is $400,000 per year, and she was eligible to receive an annual bonus of not less than $700,000 for the year ended December 31, 2024, payable in cash and equity awards in accordance with the Company’s incentive and equity plans as in effect from time to time and subject to Ms. Lee’s continued employment through the date on which bonuses for such period are paid. Ms. Lee will be eligible in subsequent years to receive an annual bonus and equity award in accordance with the Company’s incentive and equity plans as in effect from time to time and annual equity grants on terms and conditions determined by the Company. Ms. Lee will also receive a special long-term equity award under the Lee Employment Agreement and in connection with the commencement of her employment as Chief Financial Officer of 35,000 restricted stock units (the “Sign-On RSUs”), subject to the terms and conditions of the Company’s 2015 Plan and the terms of a separate award agreement, the form of which has previously been filed with the SEC
42	2026 Proxy Statement

Executive Compensation
(the “RSU Award Agreement”). The Sign-On RSUs will vest in three equal annual installments on the first three anniversaries of the date of grant. In connection with the Lee Employment Agreement, Ms. Lee entered into a restrictive covenant agreement that provides for confidentiality and non-disparagement restrictions and that provides that she will not engage in any business that competes with the Company or its affiliates, and that she will not solicit or hire employees, consultants or members of Virtu Operating, its subsidiaries or its affiliates, during her employment and for a period of 12 months thereafter.
2026 Proxy Statement	43

Executive Compensation
OUTSTANDING EQUITY AWARDS AT END OF FISCAL YEAR 2025
The following table provides information about each of the outstanding awards of options to purchase our common stock and restricted stock units held by each NEO as of December 31, 2025.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Unvested Stock Awards (#)	Market Value of Unvested Stock Awards ($)(1)
Aaron Simons					11,588(2)	386,112
					23,563(3)	785,119
					37,500(4)	1,249,500
					22,592(5)	752,765
					75,000(6)	2,499,000
					31,250(4)	1,041,250
Douglas A. Cifu					25,751(2)	858,023
					48,599(3)	1,619,319
					150,000(4)	4,998,000
					45,184(5)	1,505,531
Joseph Molluso					11,588(2)	386,112
					22,385(3)	745,868
					37,500(4)	1,249,500
					22,592(5)	752,765
					75,000(6)	2,499,000
Brett Fairclough					11,588(2)	386,112
					22,385(3)	745,868
					37,500(4)	1,249,500
					22,592(5)	752,765
					75,000(6)	2,499,000
Stephen Cavoli					11,588(2)	386,112
					20,618(3)	686,992
					37,500(4)	1,249,500
					22,592(5)	752,765
					75,000(6)	2,499,000
Cindy Lee					3,090(2)	102,959
					5,497(3)	183,160
					3,514(5)	117,086
					23,333(7)	777,456
					50,000(8)	1,666,000

(1)
Market value is based on the closing price of a share of our Class A common stock on December 31, 2025 (the last trading day of fiscal year 2025) equal to $33.32.

(2)
These restricted stock units will vest on February 3, 2026.

(3)
These restricted stock units will vest ratably on February 2, 2026 and February 2, 2027.

(4)
This amount represents the number of earned but unvested restricted shares that will vest on January 31, 2026.

(5)
These restricted stock units will vest ratably on February 4, 2026, February 4, 2027, and February 4, 2028.

(6)
This amount represents the number of earned but unvested restricted shares that will vest on January 31, 2026 and January 31, 2027.

(7)
These restricted stock units will vest ratably on each of August 1, 2026 and August 1, 2027.

(8)
These restricted stock units will vest on February 4, 2026, February 4, 2027, February 4, 2028 and February 4, 2029.

44	2026 Proxy Statement

Executive Compensation
STOCK VESTED
DURING FISCAL YEAR 2025
The following table sets forth as to each of the NEOs’ information on the vesting of restricted stock units during 2025.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(7)	Value Realized on Vesting ($)
Aaron Simons(1)	121,562	4,866,085
Douglas A. Cifu(2)	471,437	19,323,347
Joseph Molluso(3)	219,172	9,102,362
Brett Fairclough(4)	120,973	4,842,489
Stephen Cavoli(5)	120,089	4,807,076
Cindy Lee(6)	28,466	1,176,578

(1)
For Mr. Simons, this includes the vesting of 8,130 RSUs on February 3, 2025, at a closing price of $39.85, 37,500 RSUs on January 31, 2025, at a closing price of $40.06, 11,588 RSUs on February 3, 2025, at a closing price of $39.85, 11,782 RSUs on February 2, 2025, at a closing price of $40.06, 37,500 RSUs on 1/31/2025, at a closing price of $40.06, and 15,062 RSUs on February 4, 2025, at a closing price of $40.09.

(2)
For Mr. Cifu, this includes the vesting of 75,000 RSUs on January 31, 2025, at a closing price of $40.06, 24,300 RSUs on February 2, 2025, at a closing price of $40.06, 75,000 RSUs on January 31, 2025, at a closing price of $40.06, 75,000 RSUs on August 11, 2025, at a closing price of $42.04, 30,124 RSUs on February 4, 2025, at a closing price of $40.09, 150,000 RSUs on August 11, 2025, at a closing price of $42.04, 16,261 RSUs on February 3, 2025, at a closing price of $39.85 and 25,752 RSUs on February 3, 2025, at a closing price of $39.85, the latter two of which awards were subject to a deferral election under the DCP.

(3)
For Mr. Molluso, this includes the vesting of 40,653 RSUs on February 3, 2025, at a closing price of $43.38, 37,500 RSUs on January 31, 2025, at a closing price of $40.06, 46,353 RSUs on July 1, 2025, at a closing price of $43.38, 11,193 RSUs on July 1, 2025, at a closing price of $43.38, 37,500 RSUs on January 31, 2025, at a closing price of $40.06, 15,062 RSUs on February 4, 2025, at a closing price of $40.09, 19,178 RSUs on February 3, 2025, at a closing price of $39.85 and 11,193 RSUs on February 2, 2025 at a closing price of $40.06, the latter three of which were subject to a deferral election under the DCP.

(4)
For Mr. Fairclough, this includes the vesting of 8,130 RSUs on February 3, 2025, at a closing price of $39.85, 37,500 RSUs on January 31, 2025, at a closing price of $40.06, 11,588 RSUs on February 3, 2025, at a closing price of $39.85, 11,193 RSUs on February 2, 2025, at a closing price of $40.06, 37,500 RSUs on January 31, 2025, at a closing price of $40.06 and 15,062 RSUs on February 4, 2025, at a closing price of $40.09.

(5)
For Mr. Cavoli, this includes the vesting of 8,130 RSUs on February 3, 2025, at a closing price of $39.85, 37,500 RSUs on January 31, 2025, at a closing price of $40.06, 11,588 RSUs on February 3, 2025, at a closing price of $39.85, 10,309 RSUs on February 2, 2025, at a closing price of $40.06, 37,500 RSUs on January 31, 2025, at a closing price of $40.06 and 15,062 RSUs on February 4, 2025, at a closing price of $40.09.

(6)
For Ms. Lee, this includes the vesting of 6,666 RSUs on February 3, 2025, at a closing price of $39.85, 1,951 RSUs on February 3, 2025, at a closing price of $39.85, 3,090 RSUs on February 3, 2025, at a closing price of $39.85, 2,749 RSUs on February 2, 2025, at a closing price of $40.06, 11,667 RSUs on August 1, 2025, at a closing price of $43.37 and 2,343 RSUs on February 4, 2025, at a closing price of $40.09.

(7)
The number of shares delivered upon vesting of the executive’s stock awards were reduced by a number of shares with a market value equal to the applicable tax withholding amounts on their awards. As a result, the actual shares acquired by Messrs. Simons, Cifu, Molluso, Fairclough, Cavoli, and Ms. Lee upon the vesting and settlement of their stock awards was 73,279, 247,402, 86,459, 72,967, 58,782 and 14,816, respectively.

2026 Proxy Statement	45

Executive Compensation
NONQUALIFIED DEFERRED COMPENSATION
DURING FISCAL YEAR 2025
The following table sets forth the information as to each of our NEOs who participate in our DCP, as discussed in the “Employee Benefits and Perquisites — Compensation Discussion and Analysis” section above.
In fiscal year 2025, only Mr. Molluso elected to defer a portion of his compensation in the form of deferred stock units. His contributions represent deferred bonus and deferred annual equity awards and are included in the amounts reported for bonus in the Summary Compensation Table for each of them. The compensation amounts for Mr. Cifu represent the vesting of previously awarded compensation in fiscal year 2025, which was subject to a prior deferral election, and which upon vesting was contributed to the DCP and converted to deferred stock units.
Name	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY	Aggregate Earnings in Last FY(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(3)
Douglas A. Cifu	$1,674,218	—	$(809,005)	—	$17,526,806
Joseph Molluso	$1,231,803	—	$678,011	(4,442,508)	$—

(1)
Represents the vest date fair value of equity awards which vested during the fiscal year and were subject to a qualifying deferral under the DCP and were issued in the form of DSUs.

(2)
Represents the change in value of DSUs disclosed under the “Executive Contributions in Last FY” column from vest date to year end, plus the value of dividend equivalents issued in respect of such DSUs.

(3)
Represents the aggregate value of all deferred amounts by each participant as of last fiscal year end.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL
Severance Benefits
Under the Simons CEO Employment Agreement, if Mr. Simons’ employment is terminated by VFO without cause, due to death or disability, by Mr. Simons for good reason, or due to the expiration of the term on the expiration date as a result of the Company’s delivery of a notice of non-renewal of the term, then in addition to receiving his accrued amounts, Mr. Simons will be entitled to, subject to the execution of a release of claims: (1) severance pay in an aggregate amount equal to the greater of (x) one times his base salary and (y) an amount equal to the total amount of base salary that would otherwise have been payable through the remainder of the term (the “Simons Severance Amount”); (2) continued health, dental, vision and life insurance benefits under the terms of the Company’s benefit plans for (x) twelve months or (y) the period from termination of employment through the remainder of the term, whichever is longer (the “Benefits Continuation Period”); and following the Benefits Continuation Period, continued participation in the Company’s health, dental, vision and life insurance until the earlier of (i) Mr. Simons’ dependents reaching the age of 26, (ii) Mr. Simons or his spouse becoming eligible for Medicare, or (iii) Mr. Simons becoming eligible for comparable coverage under another employer’s benefit plans, subject to Mr. Simons’ payment of the full cost of such benefits; (3) remain eligible to earn restricted shares of Stock or RSUs under his then-current Annual Equity Award, and to the extent earned, a pro rata portion of such shares shall be deemed vested on the last day of the calendar year to which such award relates (the “Simons Equity Acceleration”); (4) accelerated vesting of any earned but unvested restricted shares of Stock or RSUs under the Annual Equity Award granted in the year prior to the year of termination; and (5) 150,000 shares of fully-vested Stock or, if Mr. Simons has made an applicable and timely deferral election, DSUs.
Under the New Molluso Employment Agreement, if Mr. Molluso’s employment is terminated by us without Cause (as defined in the employment agreement), due to death or Disability (as defined in the employment agreement), by the executive for Good Reason (as defined in the employment agreement), or due to the expiration of the term on the expiration date as a result of the Company’s delivery of a notice of non-renewal of the term, then in addition to receiving his accrued amounts, subject to the execution of a release of claims: (A) Mr. Molluso will receive severance pay in an aggregate amount equal to the greater of (x) one times his base salary and (y) an amount equal to the total amount of base salary that would otherwise have been payable through the remainder of the term (the “Molluso Severance Amount”); (B) Mr. Molluso will receive any bonus that the Company has definitively determined to pay Mr. Molluso and which was authorized and approved, but had not yet been paid as of the date of
46	2026 Proxy Statement

Executive Compensation
termination; (C) Mr. Molluso will receive continued health, dental, vision and life insurance benefits under the terms of our benefit plans for the Benefits Continuation Period; and following the Benefits Continuation Period, continued participation in the Company’s health, dental, vision and life insurance until the earlier of (i) Mr. Molluso’s dependents reaching the age of 26, (ii) Mr. Molluso or his spouse becoming eligible for Medicare, or (iii) Mr. Molluso becoming eligible for comparable coverage under another employer’s benefit plans, subject to Mr. Molluso’s payment of the full cost of such benefits; (D) continued eligibility to earn shares of Class A common stock under his then-current annual equity grant, and to the extent earned, a pro rata portion of such shares shall be deemed vested on the last day of the calendar year to which such award relates (the “Molluso Equity Acceleration”); (E) accelerated vesting of any earned but unvested shares of Class A common stock under the annual equity grant granted in the year prior to the year of termination; and (F) 75,000 shares of fully vested Class A common stock or DSUs, if elected.
Under the New Fairclough Employment Agreement, if Mr. Fairclough’s employment is terminated by us without Cause (as defined in the employment agreement), due to death or Disability (as defined in the employment agreement), by the executive for Good Reason (as defined in the employment agreement), or due to the expiration of the term on the expiration date as a result of the Company’s delivery of a notice of non-renewal of the term, then in addition to receiving his accrued amounts, subject to the execution of a release of claims: (A) Mr. Fairclough will receive severance pay in an aggregate amount equal to the greater of (x) one times his base salary and (y) an amount equal to the total amount of base salary that would otherwise have been payable through the remainder of the term (the “Fairclough Severance Amount”); (B) Mr. Fairclough will receive any bonus that the Company has definitively determined to pay Mr. Fairclough and which was authorized and approved, but had not yet been paid as of the date of termination; (C) Mr. Fairclough will receive continued health, dental, vision and life insurance benefits under the terms of our benefit plans for the Benefits Continuation Period; and following the Benefits Continuation Period, continued participation in the Company’s health, dental, vision and life insurance until the earlier of (i) Mr. Fairclough’s dependents reaching the age of 26, (ii) Mr. Fairclough or his spouse becoming eligible for Medicare, or (iii) Mr. Fairclough becoming eligible for comparable coverage under another employer’s benefit plans, subject to Mr. Fairclough’s payment of the full cost of such benefits; (D) continued eligibility to earn shares of Class A common stock under his then-current annual equity grant, and to the extent earned, a pro rata portion of such shares shall be deemed vested on the last day of the calendar year to which such award relates (the “Fairclough Equity Acceleration”); (E) accelerated vesting of any earned but unvested shares of Class A common stock under the annual equity grant granted in the year prior to the year of termination; and (F) 75,000 shares of fully vested Class A common stock or DSUs, if elected.
Under Mr. Cavoli’s current employment agreement, if Mr. Cavoli’s employment is terminated by us without Cause (as defined in the employment agreement), due to death or Disability (as defined in the employment agreement), by the executive for Good Reason (as defined in the employment agreement), or due to the expiration of the term on the expiration date as a result of the Company’s delivery of a notice of non-renewal of the term, then in addition to receiving his accrued amounts, subject to the execution of a release of claims: (A) Mr. Cavoli will receive severance pay in an aggregate amount equal to the greater of (x) one times his base salary and (y) an amount equal to the total amount of base salary that would otherwise have been payable through the remainder of the term (the “Cavoli Severance Amount”); (B) Mr. Cavoli will receive any bonus that the Company has definitively determined to pay Mr. Cavoli and which was authorized and approved, but had not yet been paid as of the date of termination; (C) Mr. Cavoli will receive continued health, dental, vision and life insurance benefits under the terms of our benefit plans for the Benefits Continuation Period; and following the Benefits Continuation Period, continued participation in the Company’s health, dental, vision and life insurance until the earlier of (i) Mr. Cavoli’s dependents reaching the age of 26, (ii) Mr. Cavoli or his spouse becoming eligible for Medicare, or (iii) Mr. Cavoli becoming eligible for comparable coverage under another employer’s benefit plans, subject to Mr. Cavoli’s payment of the full cost of such benefits; (D) continued eligibility to earn shares of Class A common stock under his then-current annual equity grant, and to the extent earned, a pro rata portion of such shares shall be deemed vested on the last day of the calendar year to which such award relates (the “Cavoli Equity Acceleration”); (E) accelerated vesting of any earned but unvested shares of Class A common stock under the annual equity grant granted in the year prior to the year of termination; and (F) 75,000 shares of fully vested Class A common stock or DSUs, if elected.
On July 29, 2025, the Company and Mr. Cifu entered into a letter agreement (the “Cifu Separation Agreement”) pursuant to which the Company and Mr. Cifu mutually agreed that Mr. Cifu will transition out of the CEO and Board roles on August 1, 2025 (the “Separation Date”) and into a consultant role through December 31, 2025 (the “Consulting Period”).
2026 Proxy Statement	47

Executive Compensation
Pursuant to the Cifu Separation Agreement, subject to Mr. Cifu executing a general release and waiver of claims against the Company, Mr. Cifu will receive the following severance benefits as a result of his separation on the Separation Date: (1) severance pay in an aggregate amount equal to the total amount of base salary that would otherwise have been payable through February 28, 2028; (2) continued health, dental, vision and life insurance benefits under the terms of the Company’s benefit plans through February 28, 2028; (3) remain eligible to earn restricted Shares or RSUs granted to him in connection with his 2025 annual equity award grant in full based on actual performance in 2025; (4) accelerated vesting of any earned but unvested restricted Shares or RSUs under his annual equity awards granted in 2024; (5) 150,000 Shares; (6) a full annual bonus for 2025 based on actual performance in 2025, provided that the portion of the annual bonus typically paid in RSUs will instead be paid in a deferred cash award; and (7) his restricted Shares or RSUs granted in connection with previous year’s annual bonuses will remain eligible to vest in accordance with the terms of such award’s underlying agreement as if Mr. Cifu remained employed with the Company through each applicable vesting date set forth therein. The Company will also pay an aggregate amount of $5,000,000 to Mr. Cifu as compensation for services rendered by Mr. Cifu to the Company during the Consulting Period.
Mr. Cifu continues to be bound by the confidentiality and restrictive covenant provisions set forth in the Third Amended and Restated Limited Liability Company Agreement of Virtu Financial LLC, which provides for confidentiality and non-disparagement restrictions, as well as non-compete and non-solicitation restrictions until the third anniversary of the Separation Date.
Ms. Lee is not entitled to any payments or benefits in connection with the termination of her employment.
Severance Benefits Upon a Change in Control Termination
If Mr. Simons is terminated at any time within sixty days before, or twenty-four months following, or otherwise in anticipation of a change in control towards which material steps have been taken, then Mr. Simons is entitled to the payments and benefits described above; however (1) in lieu of the Simons Severance Amount Mr. Simons will be entitled to receive two and a half times the sum of (x) his base salary and (y) the annual bonus (including any amounts deferred or satisfied through the grant of equity awards) most recently awarded to Mr. Simons for a completed fiscal year of the Company; (2) the Benefits Continuation Period will be extended to (x) 24 months or (y) the period from termination of employment through the remainder of the term, whichever is longer; (3) in lieu of the Simons Equity Acceleration, Mr. Simons will be entitled to a pro rata portion of all of the shares underlying his then-current Annual Equity Award, which shall be deemed vested on the last day of the calendar year to which such award relates; and (4) in addition to accelerated vesting of any earned but unvested restricted shares of Stock or RSUs under the Annual Equity Award granted in the year prior to the year of termination, any earned but unvested restricted shares of Stock or RSUs granted pursuant to any Annual Bonus shall also be deemed vested as of the date of termination.
If Mr. Molluso is terminated at any time in anticipation of, or within 12 months following, a change in control, then Mr. Molluso is entitled to the payments and benefits described above, however (1) in lieu of the Molluso Severance Amount, Mr. Molluso will be entitled to receive two and a half times the sum of (x) his base salary and (y) the annual bonus (including any amounts deferred or satisfied through the grant of equity awards) most recently awarded to Mr. Molluso for a completed fiscal year of the Company; (2) the Benefits Continuation Period will be extended to (x) 24 months or (y) the period from termination of employment through the remainder of the term, whichever is longer; and (3) in lieu of the Molluso Equity Acceleration, Mr. Molluso will be entitled to a pro rata portion of all of the shares underlying his then-current annual equity grant, which shall be deemed vested on the last day of the calendar year to which such award relates.
If Mr. Fairclough is terminated at any time in anticipation of, or within 12 months following, a change in control, then Mr. Fairclough is entitled to the payments and benefits described above, however (1) in lieu of the Fairclough Severance Amount, Mr. Fairclough will be entitled to receive two and a half times the sum of (x) his base salary and (y) the annual bonus (including any amounts deferred or satisfied through the grant of equity awards) most recently awarded to Mr. Fairclough for a completed fiscal year of the Company; (2) the Benefits Continuation Period will be extended to (x) 24 months or (y) the period from termination of employment through the remainder of the term, whichever is longer; and (3) in lieu of the Fairclough Equity Acceleration, Mr. Fairclough will be entitled to a pro rata portion of all of the shares underlying his then-current annual equity grant, which shall be deemed vested on the last day of the calendar year to which such award relates.
48	2026 Proxy Statement

Executive Compensation
If Mr. Cavoli is terminated at any time in anticipation of, or within 12 months following, a change in control, then Mr. Cavoli is entitled to the payments and benefits described above, however (1) in lieu of the Cavoli Severance Amount, Mr. Cavoli will be entitled to receive two and a half times the sum of (x) his base salary and (y) the annual bonus (including any amounts deferred or satisfied through the grant of equity awards) most recently awarded to Mr. Cavoli for a completed fiscal year of the Company; (2) the Benefits Continuation Period will be extended to (x) 24 months or (y) the period from termination of employment through the remainder of the term, whichever is longer; and (3) in lieu of the Cavoli Equity Acceleration, Mr. Cavoli will be entitled to a pro rata portion of all of the shares underlying his then-current annual equity grant, which shall be deemed vested on the last day of the calendar year to which such award relates.
Ms. Lee is not entitled to any payments or benefits in connection with the termination of her employment in anticipation of, or within 12 months following, a change in control.
For purposes of the employment agreements with Messrs. Simons, Molluso, Fairclough, and Cavoli, “change in control” generally means (i) the acquisition by any person of beneficial ownership of 30% or more (on a fully diluted basis) of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors, but excluding acquisitions by the Company, Vincent Viola and his permitted transferees and their respective affiliates or any employee benefit plan sponsored by the Company or any of its affiliates, (ii) a change in the composition of the board of directors such that members of the board of directors during any consecutive 12-month period cease to constitute a majority of the board of directors, (iii) the approval by the stockholders of the Company of a plan of complete dissolution or liquidation of the Company, or (iv) the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an affiliate of the Company.
If any payments to Messrs. Simons, Cifu, Molluso, Fairclough, Cavoli and Ms. Lee are determined to be so called “golden parachute” payments subject to the excise tax under Section 4999 of the Code, then such payments will be reduced to the extent such reduction would result in the executive retaining a greater net after tax amount than he would have retained had he received the full amount of the payments and paid the applicable excise tax.
Estimated Payments Upon Termination of Employment or Change in Control
Assuming each NEO’s termination of employment occurred on December 31, 2025, or a change in control occurred on December 31, 2025, the dollar value of the payments and other benefits to be provided to each of the NEOs are estimated in the table below.
2026 Proxy Statement	49

Executive Compensation
Name	Death, Disability, Termination Without Cause or for Good Reason ($)	Death, Disability, Termination Without Cause or for Good Reason 60 Days Prior to or 24 Months Following a Change in Control ($)	Non-Renewal by the Company ($)	Non-Renewal by the Company 60 Days Prior to or 24 Months Following a Change in Control ($)	Resignation without Good Reason
Aaron Simons
Severance	6,191,507(1)	11,875,890(2)	6,191,507(1)	11,875,890(2)	—
Restricted Stock	9,996,000(3)	9,996,000(3)	9,996,000(3)	9,996,000(3)	—
Stock Options	—	—	—	—	—
Douglas A. Cifu
Severance	26,575,073(4)	—	—		—
Restricted Stock	—	—	—	—	—
Stock Options	—	—	—	—	—
Joseph Molluso
Severance	1,459,110(1)	9,324,247(2)	1,459,110(1)	9,324,247(2)	—
Restricted Stock	4,998,000(5)	4,998,000(5)	4,998,000(5)	4,998,000(5)	—
Stock Options	—	—	—	—	—
Brett Fairclough
Severance	780,411(1)	9,173,425(2)	780,411(1)	9,173,425(2)	—
Restricted Stock	4,998,000(5)	4,998,000(5)	4,998,000(5)	4,998,000(5)	—
Stock Options	—	—	—	—	—
Stephen Cavoli
Severance	1,459,110(1)	9,324,247(2)	1,459,110(2)	9,324,247(2)	—
Restricted Stock	4,998,000(5)	4,998,000(5)	4,998,000(5)	4,998,000(5)	—
Stock Options	—	—	—	—	—
Cindy Lee
Severance	—	—	—	—	—
Restricted Stock	—	—	—	—	—
Stock Options	—	—	—	—	—

(1)
Represents a cash severance payment of an amount equal to the greater of (i) base salary and continued health, dental, vision and life insurance benefits through the remainder of applicable employment term and (ii) 12 months of base salary health, dental, vision and life insurance benefits.

(2)
Represents a cash severance payment of an amount equal to (i) 2.5 times the sum of (a) executive’s base salary and (b) the most recently awarded annual bonus and (ii) continued health, dental, vision and life insurance benefits for twenty-four months.

(3)
Represents the value of (i) accelerated vesting of a pro rata portion of all of the shares underlying his then-current annual equity grant based on shares earned, which was 150,000, and (ii) a grant of 150,000 shares of Class A common stock.

(4)
Represents the actual cash severance paid to Mr. Cifu in connection with his separation and retirement from the Company on August 1, 2025 pursuant to the terms of his separation agreement with the Company, in addition to $12,319,500 of fully vested shares of our Class A common stock, as more fully detailed above in the footnotes to the Summary Compensation Table.

(5)
Represents the value of (i) accelerated vesting of a pro rata portion of all of the shares underlying his special equity award, which is 75,000, and (ii) a grant of 75,000 shares of Class A common stock.

50	2026 Proxy Statement

CEO Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Act, we are providing the following information about the relationship of the annual total compensation of our CEO, Mr. Aaron Simons, and the annual total compensation of our median employee. For the year ended December 31, 2025:
•
The median of the annual total compensation of all employees of our Company (other than our CEO) was approximately $310,000;

•
The annual total compensation of our CEO was $16,727,125 (as disclosed in the Summary Compensation Table herein); and

•
Based on this information, the ratio of the annual total compensation of our CEO to the median employee was 54 to 1.

To determine the median of the annual total compensation of all employees of the Company (other than our CEO), we identified our total employee population as of December 31, 2025, which consisted of approximately 1,010 individuals, all of which were full-time employees.
We determined the median based on each employee’s annual base pay as of December 31, 2025, plus the variable incentive compensation award they received in 2026 for the 2025 performance year. Variable incentive compensation consisted of cash bonuses and/or the fair value of stock awards granted under the 2015 Plan at the grant date. The annual total compensation of the median employee presented above is a reasonable estimate calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Hedging Policy
The Company’s Securities Trading Policy discourages speculative hedging transactions, but permits directors, officers and employees of the Company to enter into long-term (six-month or longer) hedging transactions relating to shares of common stock or stock options of the Company, subject to pre-clearance pursuant to the Securities Trading Policy.
Clawback Policy
The SEC adopted final rules in October 2022 to implement Section 954 of the Dodd-Frank Act, which mandates national securities exchanges and associations to establish listing standards requiring all listed companies to adopt and comply with compensation recovery (clawback) policies for incentive-based compensation received by current and former executive officers based on financial statements that are subsequently restated, and to disclose their clawback policies in accordance with SEC rules. On February 22, 2023, Nasdaq proposed its clawback listing standards that generally align with the SEC’s adopted clawback rules and require listed companies to file clawback-related disclosure in applicable SEC filings. In light of Nasdaq’s adoption of its clawback listing standards and prior to our relisting on NYSE in June 2025, we adopted a new clawback policy, filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, that complies with the new SEC, Nasdaq and NYSE listing standards, and provides that the Company shall recover certain incentive-based compensation of our current and former executive officers in the event the Company is required to prepare a qualifying accounting restatement.
2026 Proxy Statement	51

Compensation of Directors
The compensation payable to our non-employee directors consisted of the following during the year ended December 31, 2025:
•
an award of restricted stock units valued at $150,000 at the time of grant upon reelection at each subsequent annual meeting of stockholders. The restricted stock units vest on the one-year anniversary of the date of grant;

•
an annual cash retainer of $100,000, with no additional fees paid for board of director and committee meetings attended;

•
an annual cash retainer of $150,000 for the non-executive chairman of the board of directors, $40,000 for the chair of the Audit Committee, $30,000 for the chair of the Compensation Committee, $30,000 for the chair of the Nominating and Corporate Governance Committee and $30,000 for the chair of the Risk Committee; and

•
an annual cash retainer of $20,000 for members of the Audit Committee, $15,000 for members of the Compensation Committee, $15,000 for members of the Nominating and Corporate Governance Committee, and $15,000 for members of the Risk Committee.

After four years of service, non-employee directors must maintain a minimum stock ownership equal to $225,000.
The following table sets forth compensation earned by our directors during the year ended December 31, 2025.
Name	Fees Earned or Paid in Cash ($)(1)	Equity Award(s)(2)(3)	All Other Compensation ($)	Total ($)
Aaron Simons	—	—		—
Douglas A. Cifu	—	—		—
William F. Cruger, Jr	155,000	150,000	—	305,000
Virginia Gambale	130,000	150,000	—	280,000
Joseph J. Grano, Jr.	135,000	150,000	—	285,000
Joanne M. Minieri	135,000	150,000	—	285,000
John D. Nixon	185,000	150,000	—	335,000
Christopher C. Quick	145,000	150,000	—	295,000
David Urban	130,000	150,000	—	280,000
Michael T. Viola	295,000	150,000	—	445,000
Vincent Viola(4)	—	—	—	—

(1)
The amounts reported in this column represent the fees allocable to fiscal year 2025.

(2)
The amounts reported in this column represents the grant date fair value calculated in accordance with FASB ASC Topic 718 with respect to the grant of restricted stock units. Assumptions used in calculating these amounts are described in Note 18 of the Company’s audited financial statements for the fiscal year ended December 31, 2024, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(3)
As of December 31, 2025, Mmes. Gambale and Minieri, and Messrs. Cruger, Grano, Nixon, Quick, Urban, and Michael Viola each held 3,392 unvested restricted stock units of the Company. For outstanding equity awards held by Messrs. Simons and. Cifu, please see “Outstanding Equity Awards at End of Fiscal Year 2025” above.

(4)
Mr. Vincent Viola does not receive any compensation for serving on the board of directors.

52	2026 Proxy Statement

Proposal 3: Ratification of
Appointment of Independent
Registered Public Accounting Firm
Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder ratification of the appointment of PricewaterhouseCoopers LLP is not required by law. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider the appointment. Even if the stockholders ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of Virtu and its stockholders.
Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares represented at the Annual Meeting in person or by proxy is required to approve the ratification of the appointment of PricewaterhouseCoopers LLP. Abstentions have the same effect as a vote “against” the proposal, and broker non-votes are not expected as the proposal is a “routine” proposal.
The board of directors recommends that you vote FOR the ratification of PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2026.
2026 Proxy Statement	53

Information Regarding Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm since 2018.
The Audit Committee has the discretion to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of the Company and our stockholders.
Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Pre-Approval Policy

The policy of our Audit Committee is to review in advance and preapprove all audit or non-audit services to be provided by the Company’s independent or other registered public accounting firm and to approve all related fees and other terms of engagement.
All of the audit related, tax and all other services provided by PricewaterhouseCoopers LLP to us during the past two fiscal years were approved by our Audit Committee, and none of such services were approved pursuant to the exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X. All non-audit services provided during this period were reviewed with the Audit Committee, which in each case concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
Independent Registered Public Accounting Firm Fees

The following table presents aggregate fees billed to us for services rendered by our current independent registered public accounting firm, PricewaterhouseCoopers LLP, for the fiscal years ended December 31, 2025, and December 31, 2024.
	2025	2024
Audit fees	$7,228,080	$7,238,500
Audit-related fees	$112,889	$120,403
Tax fees	$2,037,529	$2,232,182
All other fees	$—	$—
Total	$9,378,498	$9,591,085
Audit Fees

This category includes the aggregate fees during 2025 and 2024 for audit services provided by our independent registered public accounting firm for the fiscal years ending December 31, 2025 and December 31, 2024, including for the audits of our annual consolidated financial statements, and reviews of each of the quarterly financial statements included in our Quarterly Reports on Form 10-Q, as well as audits of the consolidated financial statements of various of our regulated and foreign operating subsidiaries.
Audit-Related Fees

This category includes the aggregate fees during 2025 and 2024 for services related to the performance of the audits and reviews described in the preceding paragraph that are not included in the Audit Fees category.
54	2026 Proxy Statement

Information Regarding Independent Registered Public Accounting Firm
This category also includes fees associated with (i) accounting consultations and due diligence related to certain transactions, (ii) services rendered in connection with our registration statements and securities offerings, (iii) reports on controls of a service organization, (iv) reports on internal controls with respect to client assets, and (v) subscriptions to technical accounting resources.
Tax Fees

This category includes the aggregate fees during 2025 and 2024 for professional tax services provided by the independent registered public accounting firm or its affiliates, including for tax compliance and tax advice.
All Other Fees

There were no other fees during 2025 and 2024.
2026 Proxy Statement	55

Audit Committee Report
The following is the report of the Audit Committee of Virtu Financial, Inc. (the “Company”) with respect to our audited financial statements for the year ended December 31, 2025. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the Securities and Exchange Commission (“SEC”), and such information shall not be incorporated by reference into any future filing under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference in such filing.
The Audit Committee hereby reports as follows:
1. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with the Company’s management.
2. The Audit Committee has discussed with the Company’s independent registered public accounting firm the overall scope of, and plans for, their audit. The Audit Committee has met with the independent registered public accounting firm to discuss the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
3. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence. The Audit Committee has concluded that PricewaterhouseCoopers LLP’s provision of audit and non-audit services to the Company and its affiliates is compatible with PricewaterhouseCoopers LLP’s independence.
4. The Audit Committee has an established charter outlining the practices it follows. The charter is available on the Company’s website at: http://ir.virtu.com/corporate-governance.
5. Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Company’s board of directors, and the board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.
AUDIT COMMITTEE
William F. Cruger, Jr.
Joseph J. Grano, Jr.
Joanne M. Minieri
John D. Nixon.
56	2026 Proxy Statement

Stock Ownership of Certain Beneficial Owners and Management
The tables below set forth information with respect to the beneficial ownership of our Class A common stock and Class B common stock by:
•
Each of our directors and executive officers;

•
Each person who is known to be the beneficial owner of more than 5% of the outstanding shares of our Class A common stock and Class B common stock; and

•
All of our directors and executive officers as a group.

We have four classes of authorized common stock. The Class A common stock and the Class C common stock have one vote per share. The Class B common stock and the Class D common stock have 10 votes per share. Shares of our common stock generally vote together as a single class on all matters submitted to a vote of our stockholders.
Prior to our initial public offering, our business was conducted through Virtu Financial and its subsidiaries. In a series of transactions that occurred in connection with our initial public offering, (i) we became the sole managing member of Virtu Financial and acquired non-voting common interest units of Virtu Financial Units, (ii) certain direct or indirect equity holders of Virtu Financial acquired shares of our Class A common stock and (iii) certain direct or indirect equity holders of Virtu Financial had their interests reclassified into Virtu Financial Units and acquired shares of our Class C common stock or, in the case of the Founder Member only, shares of our Class D common stock (collectively, the “Virtu Members”). Subject to certain restrictions, each Virtu Member, other than the Founder Member, has the right at any time to exchange any vested Virtu Financial Units (together with a corresponding number of shares of Class C common stock) for shares of Class A common stock on a one for one basis. Subject to certain restrictions, the Founder Member has the right at any time to exchange any Virtu Financial Units (together with a corresponding number of shares of Class D common stock) for shares of Class B common stock on a one for one basis. Shares of Class B common stock may be converted into shares of Class A common stock on a one for one basis.
The numbers of shares of Class A common stock beneficially owned and percentages of beneficial ownership set forth in the table below assume that (i) all Virtu Financial Units (together with the corresponding shares of Class C common stock) that have vested or will vest within 60 days have been exchanged for shares of Class A common stock, (ii) all Virtu Financial Units (together with the corresponding shares of Class D common stock) have been exchanged for shares of Class B common stock and (iii) all shares of Class B common stock have been converted into shares of Class A common stock. Subject to the assumptions in the preceding sentence, the amounts and percentages of Class A common stock and Class B common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.
Except as set forth in the footnotes below, the percentages included in the following table are based on 87,022,169 shares of Class A common stock outstanding, 7,970,185 Virtu Financial Units and related shares of Class C common stock and 60,091,740 Virtu Financial Units and related shares of Class D common stock outstanding as of April 6, 2026.
2026 Proxy Statement	57

Stock Ownership of Certain Beneficial Owners and Management
Unless otherwise indicated, the address for each beneficial owner listed below is: c/o Virtu Financial, Inc., 1633 Broadway, New York, New York 10019.
	Class A Common Stock (on a fully exchanged and converted basis)		Class B Common Stock (on a fully exchanged and converted basis)(1)		Combined Voting Power(2)
	Number	Percentage	Number	Percentage	Percentage
	As of April 6, 2026 (unless otherwise stated in the footnotes below)
Name of Beneficial Owner
5% Equity holders
TJMT Holdings LLC(3)	67,379,913	43.4%	60,091,740	100.0%	87.4%
Virtu Employee Holdco LLC(4)	3,256,634	2.1%	—	—	*
BlackRock, Inc.(5)	9,633,953	6.2%	—	—	*
The Vanguard Group(6)	9,999,628	6.4%	—	—	*
FMR LLC(7)	4,925,203	3.2%
Directors and Executive Officers
Michael T. Viola(3)	67,379,913	43.4%	60,091,740	100.0%	87.4%
Vincent Viola(3)	67,379,913	43.4%	60,091,740	100.0%	87.4%
Aaron Simons(8)	605,793	*	—	—	*
Douglas A. Cifu(9)	3,650,546	2.4%	—	—	*
Stephen Cavoli	116,191	*	—	—	*
Brett Fairclough(10)	83,403	*	—	—	*
Cindy Lee(10)	36,397	*	—	—	*
Joseph Molluso(11)	334,116	*	—	—	*
William F. Cruger, Jr.(10)	70,772	*	—	—	*
Virginia Gambale	23,978	*	—	—	*
Joseph J. Grano, Jr.	38,822	*	—	—	*
Joanne M. Minieri	37,993	*	—	—	*
John D. Nixon	36,604	*	—	—	*
Christopher C. Quick	57,804	*	—	—	*
David J. Urban	41,647	*	—	—	*
All directors and executive officers as a group (15 persons)	72,513,979	46.7%	60,091,740	100.0%	88.1%

*
Less than 1%

(1)
Represents (i) 60,091,740 shares of Class A common stock issuable to the Founder Member at any time upon (a) the exchange of the 60,091,740 Virtu Financial Units and an equal number of shares of Class D common stock held by the Founder Member for shares of Class B common stock; and (b) the conversion of such shares of Class B common stock into shares of Class A common stock.

(2)
Percentage of combined voting power represents voting power with respect to all shares of our Class A common stock, Class B common stock, Class C common stock and Class D common stock, voting together as a single class. Each holder of Class B common stock and Class D common stock is entitled to 10 votes per share and each holder of Class A common stock and Class C common stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. Our Class C common stock and Class D common stock do not have any of the economic rights (including rights to dividends and distributions upon liquidation) associated with our Class A common stock and Class B common stock.

(3)
The Founder Member is owned by trusts for the benefit of family members of Vincent Viola and Teresa Viola, Vincent Viola’s wife. Teresa Viola and Michael T. Viola, Vincent Viola’s son and one of our directors, share dispositive control and voting control over the shares held by the Founder Member. As a result of these relationships, Teresa Viola, Michael T. Viola and Vincent Viola may be deemed to beneficially own (i) 60,091,740 shares of Class A common stock issuable to the Founder Member upon the exchange of Virtu Financial Units and an equal number of shares of Class D common stock held by the Founder Member, (ii) 216,680 shares of Class A common stock issuable to the Founder Member upon the exchange of Virtu Financial Units and an equal number of shares of Class C common stock held by the Founder Member, (iii) 3,693,750 shares of Class A common stock held directly by the Founder, (iv) 3,481,296 shares of Class A common stock issuable to Virtu Employee Holdco upon the exchange of Virtu Financial Units and an equal number of shares of Class C common stock held by Virtu Employee Holdco and (v) 114,428 shares of Class A common stock held directly by Michael T. Viola.

58	2026 Proxy Statement

Stock Ownership of Certain Beneficial Owners and Management
(4)
Mr. Viola is the manager of Virtu Employee Holdco, a vehicle that holds Virtu Financial Units on behalf of certain directors and key employees, and exercises dispositive control and voting control over the 3,256,634 shares of Class A common stock issuable upon the exchange of Virtu Financial Units and corresponding shares of Class C common stock held by Virtu Employee Holdco (including both vested and unvested Virtu Financial Units and corresponding shares of Class C common stock), which represents 2.1% of the shares of Class A common stock on a fully exchanged and converted basis as of April 6, 2026. Mr. Viola disclaims beneficial ownership in such shares except to the extent of his pecuniary interest therein.

(5)
Based upon statements in the Schedule 13G filed by BlackRock, Inc. (“BlackRock”) on April 30, 2025. BlackRock has (i) sole voting power over 9,380,323 shares of Class A common stock and (ii) sole dispositive power over 9,633,953 shares of Class A common stock. The aggregate amount of Class A common stock beneficially owned by BlackRock represents 6.2% of the shares of Class A common stock on a fully exchanged and converted basis as of April 6, 2026. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(6)
Based upon statements in the Schedule 13G/A filed by The Vanguard Group (“Vanguard”) on October 31, 2025. Vanguard has (i) shared voting power over 482,257 shares of Class A common stock; (ii) sole dispositive power over 9,414,857 shares of Class A common stock; and (iii) shared dispositive power over 584,771 shares of Class A common stock. The aggregate amount of Class A common stock beneficially owned by Vanguard represents 6.5% of the shares of Class A common stock on a fully exchanged and converted basis as of April 6, 2026. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(7)
Based upon statements in the Schedule 13G/A filed by FMR LLC (“FMR”) on May 9, 2025. FMR has (i) sole voting power over 4,865,867 shares of Class A common stock and (ii) sole dispositive power over 4,925,203.21 shares of Class A common stock. The aggregate amount of Class A common stock beneficially owned by FMR represents 3.2% of the shares of Class A common stock on a fully exchanged and converted basis as of April 6, 2026. The address of FMR is 245 Summer Street, Boston, Massachusetts 02210.

(8)
The Class A common stock owned by Mr. Simons is comprised of (i) 520,184 shares of Class A common stock issuable upon the exchange of Virtu Financial Units and corresponding shares of Class C common stock held by Virtu Employee Holdco on behalf of Mr. Simons and (ii) 85,609 shares of Class A common stock owned directly by Mr. Simons.

(9)
The Class A common stock owned by Mr. Cifu is comprised of (i) 2,830,742 shares of Class A common stock issuable upon the exchange of Virtu Financial Units and corresponding shares of Class C common stock held by DAC Investment LLC, owned by Mr. Cifu and Melissa L. Cifu, Mr. Cifu’s wife and (ii) 819,804 shares of Class A common stock issuable upon the exchange of Virtu Financial Units and corresponding shares of Class C common stock held by Melissa L. Cifu, as Trustee of the Cifu 2025 GST Trust (the “Cifu 2025 GST Trust”). Mr. Cifu may be deemed to beneficially own the shares held by the Cifu 2025 GST Trust by virtue of his relationship with Mrs. Cifu.

(10)
Includes Virtu Financial Units and corresponding shares of Class C common stock held by Virtu Employee Holdco on behalf of such person that have vested or will vest within the next 60 days.

(11)
The Class A common stock owned by Mr. Molluso is comprised of (i) 326,585 shares of Class A common stock and (ii) 7,531 deferred stock units which will be settled in shares of Class A common stock upon the expiration of a specified deferral period or an earlier triggering event.

2026 Proxy Statement	59

Certain Relationships and Related Party Transactions
Related Party Transactions Policies and Procedures

Upon the consummation of our initial public offering, we adopted a written Related Person Transaction Policy (the “Policy”), which sets forth our policy with respect to the review, approval, ratification and disclosure of all related person transactions by our Audit Committee. In accordance with the Policy, our Audit Committee has overall responsibility for implementation of and compliance with the Policy.
For purposes of the Policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeded, exceeds or will exceed $120,000 and in which any related person (as defined in the Policy) had, has or will have a direct or indirect material interest. A “related person transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship that has been reviewed and approved by our board of directors or Compensation Committee.
The Policy requires that notice of a proposed related person transaction be provided to our legal department prior to entering into such transaction. If our legal department determines that such transaction is a related person transaction, the proposed transaction will be submitted to our Audit Committee for consideration at its next meeting. Under the Policy, our Audit Committee may approve only those related person transactions that are in, or not inconsistent with, our best interests. In the event that we become aware of a related person transaction that has not been previously reviewed, approved or ratified under the Policy and that is ongoing or is completed, the transaction will be submitted to the Audit Committee so that the Audit Committee may determine whether to ratify, rescind or terminate the related person transaction.
The Policy also provides that the Audit Committee reviews certain previously approved or ratified related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and the best interests of our stockholders. Additionally, we make periodic inquiries of directors and executive officers with respect to any potential related person transaction of which they may be a party or of which they may be aware.
Amended and Restated Virtu Financial Limited Liability Company Agreement

In connection with reorganization transactions preceding our initial public offering (which we refer to as the “reorganization transactions”), we, Virtu Financial and each of the Virtu Members (including the Founder Member, Mr. Cifu, certain affiliates of Silver Lake Partners, an affiliate of Temasek and Virtu Employee Holdco) entered into the Amended and Restated Virtu Financial LLC Agreement (as it may be amended from time to time).
In accordance with the terms of the Amended and Restated Virtu Financial LLC Agreement, we operate our business through Virtu Financial and its subsidiaries. Pursuant to the terms of the Amended and Restated Virtu Financial LLC Agreement, so long as affiliates of Mr. Viola continue to own any Virtu Financial Units, shares of our Class A common stock or securities exchangeable or convertible into shares of our Class A common stock, we will not, without the prior written consent of such holders, engage in any business activity other than the management and ownership of Virtu Financial and its subsidiaries or own any assets other than securities of Virtu Financial and its subsidiaries and/or any cash or other property or assets distributed by or otherwise received from Virtu Financial and its subsidiaries, unless we determine in good faith that such actions or ownership are in the best interest of Virtu Financial. As the sole managing member of Virtu Financial, we have control over all of the affairs and decision making of Virtu Financial. As such, through our officers and directors, we are responsible for all operational and administrative decisions of Virtu Financial and the day-to-day management of Virtu Financial’s business. We will fund any dividends to our stockholders by causing Virtu Financial to make distributions to its equity holders, including the Founder Member, Virtu Employee Holdco, the Employee Trust and us, subject to the limitations imposed by our credit agreement.
60	2026 Proxy Statement

Certain Relationships and Related Party Transactions
The holders of Virtu Financial Units generally incur U.S. federal, state and local income taxes on their proportionate share of any net taxable income of Virtu Financial. Net profits and net losses of Virtu Financial are generally allocated to its members pro rata in accordance with the percentages of their respective ownership of Virtu Financial Units, though certain non pro rata adjustments are made to reflect tax depreciation, amortization and other allocations. The Amended and Restated Virtu Financial LLC Agreement provides for cash distributions to the holders of Virtu Financial Units for purposes of funding their tax obligations in respect of the taxable income of Virtu Financial that is allocated to them. Generally, these tax distributions are treated as advances and may be computed based on Virtu Financial’s estimate of the net taxable income of Virtu Financial allocable to each holder of Virtu Financial Units multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate prescribed for an individual or corporate resident in New York, New York (taking into account the non-deductibility of certain expenses and the character of our income), or another rate as determined by the Company in its discretion for one or more holders.
The Amended and Restated Virtu Financial LLC Agreement provides that, except as otherwise determined by us, if at any time we issue a share of our Class A common stock or Class B common stock, other than pursuant to an issuance and distribution to holders of shares of our common stock of rights to purchase our equity securities under a “poison pill” or similar stockholders rights plan or pursuant to an employee benefit plan, the net proceeds received by us with respect to such share, if any, shall be concurrently invested in Virtu Financial (unless such shares were issued by us solely to fund (i) our ongoing operations or pay our expenses or other obligations or (ii) the purchase from a member of Virtu Financial of Virtu Financial Units (in which case such net proceeds shall instead be transferred to the selling member as consideration for such purchase)) and Virtu Financial shall issue to us one Virtu Financial Unit. Similarly, except as otherwise determined by us, Virtu Financial will not issue any additional Virtu Financial Units to us unless we issue or sell an equal number of shares of our Class A common stock or Class B common stock. Conversely, if at any time any shares of our Class A common stock or Class B common stock are redeemed, repurchased or otherwise acquired, Virtu Financial will redeem, repurchase or otherwise acquire an equal number of Virtu Financial Units held by us, upon the same terms and for the same price per security, as the shares of our Class A common stock or Class B common stock are redeemed, repurchased or otherwise acquired. In addition, Virtu Financial will not effect any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Virtu Financial Units unless it is accompanied by substantively identical subdivision or combination, as applicable, of each class of our common stock, and we will not affect any subdivision or combination of any class of our common stock unless it is accompanied by a substantively identical subdivision or combination, as applicable, of the Virtu Financial Units.
Pursuant to the terms of the Amended and Restated Virtu Financial LLC Agreement, certain members of management of Virtu Financial, including Messrs. Viola and Cifu, are subject to non-compete and non-solicitation obligations until the third anniversary of the date on which such person ceases to be an officer, director or employee of ours. The employee members of Virtu Employee Holdco, including Mr. Fairclough, are subject to similar restrictions under the limited liability company agreements of Virtu Employee Holdco.
Subject to certain exceptions, Virtu Financial will indemnify the Virtu Members against all losses or expenses arising from claims or other legal proceedings in which such person (in its capacity as such) may be involved or become subject to in connection with Virtu Financial’s business or affairs or the Amended and Restated Virtu Financial LLC Agreement or any related document.
Virtu Financial may be dissolved only upon the first to occur of (i) the sale of substantially all of its assets or (ii) as determined by us. Upon dissolution, Virtu Financial will be liquidated and the proceeds from any liquidation will be applied and distributed in the following manner: (a) first, to creditors (including creditors who are members or affiliates of members) in satisfaction of all of Virtu Financial’s liabilities (whether by payment or by making reasonable provision for payment of such liabilities, including the setting up of any reasonably necessary reserves) and (b) second, to the members in proportion to their vested Virtu Financial Units (after giving effect to any obligations of Virtu Financial to make tax distributions).
Historically, Virtu Financial has regularly declared and paid distributions on its equity interests to its members, including the Company. During the year ended December 31, 2024, Virtu Financial declared and paid $497.0 million in cash distributions to its members (including our Founder Member, Employee Holdco, and our executive officers).
2026 Proxy Statement	61

Certain Relationships and Related Party Transactions
Tax Receivable Agreements

In connection with the reorganization transactions, we acquired equity interests in Virtu Financial from certain affiliates of Silver Lake Partners and Temasek, as a result of a series of transactions (the “Mergers”). In addition, we used a portion of the net proceeds from our initial public offering to purchase Virtu Financial Units and corresponding shares of Class C common stock from certain direct or indirect equity holders of Virtu Financial. These purchases resulted in favorable tax basis adjustments to the assets of Virtu Financial that will be allocated to us and our subsidiaries. Future acquisitions of interests in Virtu Financial are expected to produce favorable tax attributes. In addition, future exchanges by certain direct or indirect equity holders of Virtu Financial of Virtu Financial Units and corresponding shares of Class C common stock or Class D common stock, as the case may be, for shares of our Class A common stock or Class B common stock, respectively, are expected to produce favorable tax attributes. These tax attributes would not be available to us in the absence of those transactions. Both the existing and anticipated tax basis adjustments are expected to reduce the amount of tax that we would otherwise be required to pay in the future.
We entered into three tax receivable agreements with certain direct or indirect equity holders of Virtu Financial (one with the Founder Member, Virtu Employee Holdco, the Employee Trust, certain management members and other post initial public offering investors), another with affiliates of Silver Lake Partners and affiliates of Temasek, and the other with other affiliates of Silver Lake Partners, that provide for the payment by us to certain direct or indirect equity holders of Virtu Financial (or their transferees of Virtu Financial Units or other assignees) of 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax or franchise tax that we actually realize as a result of (i) any increase in tax basis in Virtu Financial’s assets resulting from (a) the acquisition of equity interests in Virtu Financial from an affiliate of Silver Lake Partners and an affiliate of Temasek, and another affiliate of Temasek (the “Temasek Member”) in the reorganization transactions (which represents the unamortized portion of the increase in tax basis in Virtu Financial’s assets resulting from a prior acquisition of interests in Virtu Financial by an affiliate of Silver Lake Partners and Temasek, and the Temasek Member, (b) the purchases of Virtu Financial Units (along with the corresponding shares of our Class C common stock or Class D common stock, as applicable) from certain direct or indirect equity holders of Virtu Financial using a portion of the net proceeds from our initial public offering or in any future offering, (c) exchanges by certain direct or indirect equity holders of Virtu Financial of Virtu Financial Units (together with the corresponding shares of our Class C common stock or Class D common stock, as applicable) for shares of our Class A common stock or Class B common stock, as applicable, or (d) payments under the tax receivable agreements, (ii) any net operating losses available to us as a result of the Mergers and (iii) tax benefits related to imputed interest deemed arising as a result of payments made under the tax receivable agreements.
The actual increase in tax basis, as well as the amount and timing of any payments under these agreements, varies depending upon a number of factors, including the timing of exchanges by certain direct or indirect equity holders of Virtu Financial, the price of our Class A common stock at the time of the exchange, the extent to which such exchanges are taxable, the amount and timing of the taxable income we generate in the future and the tax rate then applicable and the portion of our payments under the tax receivable agreements constituting imputed interest.
The payments we are required to make under the tax receivable agreements could be substantial. We expect that, as a result of the amount of the increases in the tax basis of the tangible and intangible assets of Virtu Financial, assuming no material changes in the relevant tax law and that we earn sufficient taxable income to realize in full the potential tax benefit described above, future payments to certain direct or indirect equity holders of Virtu Financial are expected to range from approximately $0.1 million to $22.1 million per year over the next 15 years. Such payments will occur only after we have filed our U.S. federal and state income tax returns and realized the cash tax savings from the favorable tax attributes. Future payments under the tax receivable agreements in respect of subsequent exchanges would be in addition to these amounts and are expected to be substantial. The payments under the tax receivable agreements are not conditioned upon the certain direct or indirect equity holders of Virtu Financial’s continued ownership of us.
In addition, although we are not aware of any issue that would cause the IRS to challenge the tax basis increases or other benefits arising under the tax receivable agreements, certain direct or indirect equity holders of Virtu Financial (or their transferees or other assignees) will not reimburse us for any payments previously made if such tax basis increases or other tax benefits are subsequently disallowed, except that any excess payments made to certain direct or indirect equity holders of Virtu Financial will be netted against future payments otherwise to be made under the
62	2026 Proxy Statement

Certain Relationships and Related Party Transactions
tax receivable agreements, if any, after our determination of such excess. As a result, in such circumstances we could make payments to certain direct or indirect equity holders of Virtu Financial under the tax receivable agreements that are greater than our actual cash tax savings and may not be able to recoup those payments, which could negatively impact our liquidity.
In addition, the tax receivable agreements provide that, upon certain mergers, asset sales or other forms of business combination or certain other changes of control, our or our successor’s obligations with respect to tax benefits would be based on certain assumptions, including that we or our successor would have sufficient taxable income to fully utilize the benefits arising from the increased tax deductions and tax basis and other benefits covered by the tax receivable agreements. As a result, upon a change of control, we could be required to make payments under a tax receivable agreement that are greater than or less than the specified percentage of our actual cash tax savings, which could negatively impact our liquidity.
In addition, the tax receivable agreements provide that in the case of a change in control of the Company, certain direct or indirect equity holders of Virtu Financial have the option to terminate the applicable tax receivable agreement, and we will be required to make a payment to such electing party in an amount equal to the present value of future payments (calculated using a discount rate equal to the lesser of 6.5% or LIBOR plus 100 basis points, which may differ from our, or a potential acquirer’s, then-current cost of capital) under the tax receivable agreement, which payment would be based on certain assumptions, including those relating to our future taxable income. In these situations, our obligations under the tax receivable agreements could have a substantial negative impact on our, or a potential acquirer’s, liquidity and could have the effect of delaying, deferring, modifying or preventing certain mergers, asset sales, other forms of business combinations or other changes of control. These provisions of the tax receivable agreements may result in situations where certain direct or indirect equity holders of Virtu Financial have interests that differ from or are in addition to those of our other stockholders. In addition, we could be required to make payments under the tax receivable agreements that are substantial and in excess of our, or a potential acquirer’s, actual cash savings in income tax.
Finally, because we are a holding company with no operations of our own, our ability to make payments under the tax receivable agreements is dependent on the ability of our subsidiaries to make distributions to us. Our credit agreement restricts the ability of our subsidiaries to make distributions to us, which could affect our ability to make payments under the tax receivable agreements. To the extent that we are unable to make payments under the tax receivable agreements for any reason, such payments will be deferred and will accrue interest until paid.
The Company made payments totaling $134.8 million from February 2017 through December 2025 with respect to its tax receivable agreement obligations. During the year ended December 31, 2025, the Founder Member received $7.2 million, and members and former members of Virtu Employee Holdco LLC received $3.6 million. Through April 14, 2026, an additional payment of $21.0 million was made under the tax receivable agreements, of which the Founder Member received $7.3 million and members and former members of Virtu Employee Holdco LLC received $3.5 million.
Indemnification Agreements

We entered into an indemnification agreement with each of our executive officers and directors that provides, in general, that we will indemnify them to the fullest extent permitted by law in connection with their service to us or on our behalf.
Other Transactions

The Company incurs expenses and maintains balances with its affiliates in the ordinary course of business. As of December 31, 2025, the Company had a net payable to its affiliates of $10.6 million.
The Company has held a minority interest in Japannext Co., Ltd. (“JNX”) since 2016. The Company pays exchange fees to JNX for the trading activities conducted on its proprietary trading system. For the year ended December 31, 2025, the Company paid $11.3 million to JNX for these trading activities, and for the quarter ended March 31, 2026, the Company paid $2.5 million to JNX for these trading activities.
The Company makes payments to a joint venture (“JV”) in which it is a member to fund the construction of the microwave communication networks, and to purchase microwave communication networks. For the year ended
2026 Proxy Statement	63

Certain Relationships and Related Party Transactions
December 31, 2025, the Company paid $32.6 million to the JV, and for the quarter ended March 31, 2026, the Company paid $11.0 million to the JVs.
The Company has an interest in Members Exchange, a member-owned equities exchange. The Company pays regulatory and transaction fees and receives rebates from trading activities. For the year ended December 31, 2025, the Company paid $5.5 million to Members Exchange on a net basis, and for the quarter ended March 31, 2026, the Company paid $3.6 million to the Members Exchange.
The Company provides brokerage and related services to BlackRock, Inc. and affiliates (“BlackRock”). As noted in footnote 5 to the beneficial ownership table on page 59 of this proxy statement, according to the Schedule 13G filed by BlackRock on April 30, 2025, BlackRock may have been deemed to have shared voting and dispositive power over more than 5% of the Company’s issued and outstanding Class A common shares. For the year ended December 31, 2025, the Company received $3.4 million from BlackRock for these services and through April 6, 2026, during the year ending December 31, 2026, the Company received approximately $1.0 million from BlackRock for these services.
The Company provides brokerage and related services to The Vanguard Group, Inc. and affiliates (“Vanguard”). As noted in footnote 6 to the beneficial ownership table on page 59 of this proxy statement, according to the Schedule 13G/A filed by Vanguard October 31, 2025, Vanguard may have been deemed to have shared voting and dispositive power over more than 5% of the Company’s issued and outstanding Class A common shares. For the year ended December 31, 2025, the Company received $3.1 million from Vanguard for these services and through April 6, 2026, during the year ending December 31, 2026, the Company received approximately $0.8 million from Vanguard for these services.
The Company provides brokerage and related services to FMR, LLC and affiliates (“FMR”). As noted in footnote 7 to the beneficial ownership table on page 59 of this proxy statement, according to the Schedule 13G filed by FMR on May 9, 2025, FMR may have been deemed to have shared voting and dispositive power over more than 5% of the Company’s issued and outstanding Class A common shares. For the year ended December 31, 2025, the Company received $9.5 million from FMR for these services and through April 6, 2026, during the year ending December 31, 2026, the Company received approximately $2.4 million from FMR for these services.
On February 6, 2025, the Company entered into a senior secured revolving loan agreement (“EDX Revolving Credit Agreement”) with EDX Markets LLC (“EDX Markets”) pursuant to which the Company and the other lenders party thereto, agreed to make loans on a pro rata basis based on their committed amounts, subject to the terms and conditions of the EDX Revolving Credit Agreement. The EDX Revolving Credit Agreement has a 90 day commitment period which may be renewed for additional 90-day periods. The Company’s committed amount under the EDX Revolving Credit Agreement is $5.0 million and the total committed amount is $17.0 million. Loans outstanding under the EDX Revolving Credit Agreement bear interest at a rate equal to the term SOFR rate then in effect for an interest period of 90 days plus 10%. The Company’s affiliate, Virtu Investments LLC, maintains a minority equity interest in EDX Markets’ ultimate parent company.
64	2026 Proxy Statement

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”), to file with the SEC initial reports of stock ownership and reports of changes in ownership of common stock and other equity securities of the Company. All Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to fiscal year 2025, except that, due to administrative oversight one Form 4 of director Virginia Gambale reporting the sale of 5,740 shares was filed late on November 7, 2025 and one Form 4 of Cindy Lee reporting a grant of 50,000 RSUs was filed late on February 6, 2026.
2026 Proxy Statement	65

Additional Information
List of Stockholders of Record

In accordance with Delaware law, a list of the names of our stockholders of record entitled to vote at the Annual Meeting will be available for 10 days prior to the Annual Meeting for any purpose germane to the meeting, between the hours of 8:30 a.m. and 4:30 p.m. local time at our principal executive offices at 1633 Broadway, New York, New York 10019.
Submission of Stockholder Proposals at Next Year’s Annual Meeting

To be considered for inclusion in next year’s proxy statement and form of proxy, stockholder proposals for the 2027 Annual Meeting of Stockholders must be received at our principal executive offices no later than December 30, 2026, unless the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or after June 10, 2027, in which case the stockholder proposal must be received a reasonable time before we begin to print and mail our proxy materials.
For any stockholder proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above but is instead sought to be presented directly at the 2027 Annual Meeting of Stockholders, stockholders are advised to review our bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between February 10, 2027, and March 12, 2027, for the 2027 Annual Meeting of Stockholders. In the event that the 2027 Annual Meeting of Stockholders is convened more than 30 days prior to or delayed by more than 60 days after June 10, 2027, notice by the stockholder, to be timely, must be received no earlier than the 120th day prior to the 2027 Annual Meeting of Stockholders and no later than the later of (1) the 90th day prior to the 2027 Annual Meeting of stockholders and (2) the tenth day following the day on which we notify stockholders of the date of the 2027 Annual Meeting of Stockholders, either by mail or other public disclosure.
Additionally, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 11, 2027.
All stockholder proposals should be sent to our principal executive offices at Virtu Financial, Inc., 1633 Broadway, New York, New York 10019, Attn: Secretary.
We advise you to review our bylaws for additional stipulations relating to the process for identifying and nominating directors, including advance notice of director nominations and stockholder proposals. Copies of the pertinent bylaw provisions are available on request to the Secretary at the address set forth above.
Consideration of Stockholder Recommended Director Nominees

Our Nominating and Corporate Governance Committee will consider director nominee recommendations submitted by our stockholders. Stockholders who wish to recommend a director nominee must submit their suggestions in the manner set forth in our bylaws as described above to our principal executive offices at Virtu Financial, Inc., 1633 Broadway, New York, New York 10019, Attn: Secretary.
As required by our bylaws, stockholders should include the name, biographical information and other relevant information relating to the recommended director nominee, including, among other things, information that would be required to be included in the proxy statement filed in accordance with applicable rules under the Exchange Act and the written consent of the director nominee to be named as a nominee and to serve as a director if elected, among other requirements set forth in our bylaws. Evaluation of any such recommendations is the responsibility of the Nominating and Corporate Governance Committee. In the event of any stockholder recommendations, the Nominating and Corporate Governance Committee will evaluate the persons recommended in the same manner as other candidates.
66	2026 Proxy Statement

Additional Information
Stockholder Communications with the Board of Directors

Any stockholder or other interested party may contact our board of directors as a group, our non-employee directors as a group, or any individual director by sending written correspondence to the following address: Virtu Financial, Inc., 1633 Broadway, New York, New York 10019, Attn: Secretary
2026 Proxy Statement	67

General Information
We are making this proxy statement available to our stockholders on or about April 29, 2026 in connection with the solicitation of proxies by our board of directors for the Annual Meeting, which will be held on Wednesday, June 10, 2026 at 9:00 a.m. (Eastern Time) via webcast through the provided link. As a stockholder of Virtu, you are invited to attend the Virtual Annual Meeting and are entitled and encouraged to vote on the proposals described in this proxy statement. Below are answers to common questions stockholders may have about the Annual Meeting. Our fiscal year ends on December 31.
We have four classes of authorized common stock. The Class A common stock and the Class C common stock have one vote per share. The Class B common stock and the Class D common stock have 10 votes per share. Shares of our common stock generally vote together as a single class on all matters submitted to a vote of our stockholders.
The Founder Member, an affiliate of Mr. Vincent Viola, our founder and Chairman Emeritus, and other members of the Viola family, holds all of our issued and outstanding Class D common stock and controls approximately 87.3% of the combined voting power of our outstanding common stock. As a result, it is able to control any action requiring the general approval of our stockholders, including the election of our board of directors, the adoption of amendments to our certificate of incorporation and bylaws and the approval of any merger or sale of substantially all of our assets.
What information is included in this proxy statement?
The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our board of directors and board committees, the compensation of current directors and certain executive officers for the year ended December 31, 2025, and other information.
What are the Proxy Materials?
The “Proxy Materials” are this proxy statement and our annual report to stockholders, which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Why did I receive a one-page notice in the mail regarding the Internet availability of the Proxy Materials instead of a full set of the Proxy Materials?
Pursuant to rules adopted by the SEC, we have elected to provide access to our Proxy Materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders. All stockholders will have the ability to access the Proxy Materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive an electronic copy or printed set of the Proxy Materials. Instructions on how to access the Proxy Materials over the Internet or to request an electronic copy or printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive the Proxy Materials in printed form by mail or electronically by email on an ongoing basis.
What items will be voted on at the Annual Meeting and how does the board of directors recommend that I vote?
There are three proposals to be voted on at the Annual Meeting:
•
to elect three directors to our board of directors, each to serve as a Class II director for a term of three years expiring at the annual meeting of stockholders to be held in 2029 and until such director’s successor has been duly elected and qualified;

•
to approve, on an advisory basis, the compensation of our NEOs as disclosed in the accompanying proxy statement; and

•
to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

The board of directors recommends that you vote FOR each of the three proposals.
Our amended and restated bylaws (our “bylaws”) provide advance notice procedures for stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at any meeting of stockholders. We have not received any such proposals. We do not anticipate any other matters will
68	2026 Proxy Statement

General Information
come before the Annual Meeting. If any other matter comes before the Annual Meeting, the proxy holders appointed by our board of directors will have discretion to vote on those matters.
Who may vote at the meeting?
Holders of Class A common stock, Class C common stock and Class D common stock, together as a single class, as of the close of business on April 6, 2026, the Record Date, may vote at the Annual Meeting.
How many votes do I have?
As of the Record Date, there were:
•
87,022,169 shares of Class A common stock outstanding;

•
7,970,185 shares of Class C common stock outstanding; and

•
60,091,740 shares of Class D common stock outstanding.

There are no shares of Class B common stock outstanding.
Holders of Class A common stock are entitled to one vote per share of Class A common stock held as of the Record Date. Holders of Class C common stock are entitled to one vote per share of Class C common stock held as of the Record Date. Holders of Class D common stock are entitled to ten votes per share of Class D common stock held as of the Record Date.
What vote is required for each proposal?
For the election of directors, each director must be elected by a plurality of the votes cast. This means that the three nominees receiving the largest number of “FOR” votes will be elected as directors. We do not have cumulative voting.
The approval, on an advisory basis, of the compensation of our NEOs, the ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and any other proposals that may come before the Annual Meeting will be determined by the affirmative vote of a majority in voting power of shares of stock present or represented by proxy and entitled to vote thereon.
The Founder Member controls approximately 87.3% of the combined voting power of our outstanding common stock and, as a result, controls any action requiring the general approval of our stockholders, including the election of our board of directors. The Founder Member has informed us that it intends to vote “FOR” the three nominated directors.
How are abstentions and broker non-votes counted?
For the purposes of Proposal 1, abstentions (shares present at the meeting or by proxy that are voted “abstain”) and broker non-votes (explained below) are counted for the purpose of establishing the presence of a quorum but have no effect. For the purposes of Proposal 2, broker non-votes have no effect, and abstentions have the same effect as a vote “against” the proposal. For the purposes of Proposal 3, abstentions have the same effect as a vote “against” the proposal, and broker non-votes are not expected as the proposal is a “routine” proposal.
What constitutes a “quorum”?
The holders of a majority of the voting power of the combined shares of Class A common stock, Class B common stock, Class C common stock and Class D common stock issued, outstanding and entitled to vote, either present or represented by proxy, constitute a quorum.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
•
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are a stockholder of record.

•
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker dealer or other similar organization, then you are a beneficial owner of shares held in street name. The organization holding your account is considered the stockholder of record. As a beneficial owner, you have the right to direct the organization holding your account on how to vote the shares you hold in your account.

2026 Proxy Statement	69

General Information
How do I vote?
•
Vote by Internet. Visit www.proxyvote.com to vote via the Internet. Stockholders of record may submit proxies over the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials or, if printed copies of the Proxy Materials were requested, the instructions on the printed proxy card. Most beneficial stockholders may vote by accessing the website specified on the voting instruction forms provided by their brokers, trustees, banks or other nominees. Please check your voting instruction form for Internet voting availability.

•
Vote by Telephone. Call toll free 1-800-690-6903 in the United States or from foreign countries from any touch tone telephone and follow the instructions. Stockholders of record may submit proxies using any touch tone telephone from within the United States by following the instructions on the Notice of Internet Availability of Proxy Materials or, if printed copies of the Proxy Materials were requested, the instructions on the printed proxy card. Most beneficial owners may vote using any touch tone telephone from within the United States by calling the number specified on the voting instruction forms provided by their brokers, trustees, banks or other nominees.

•
Vote by Mail. Stockholders of record may submit proxies by mail by requesting printed proxy cards and completing, signing and dating the printed proxy cards and mailing them in the preaddressed envelopes that will accompany the printed Proxy Materials. Beneficial owners may vote by completing, signing and dating the voting instruction forms provided and mailing them in the preaddressed envelopes accompanying the voting instruction forms. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the board of directors. If you are a beneficial owner and you return your signed voting instruction form but do not indicate your voting preferences, please see “How are abstentions and broker non-votes counted?” regarding whether your broker, bank or other holder of record may vote your uninstructed shares on each proposal.

How can I vote my shares in person and participate at the Annual Meeting?
The Annual Meeting will be held in a virtual meeting format only. Stockholders may participate in the annual meeting by visiting the following website: www.virtualshareholdermeeting.com/VIRT2026. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.
Can I change my vote after submitting a proxy?
Stockholders of record may revoke their proxy at any time before it is exercised at the Annual Meeting by (i) delivering written notice, bearing a date later than the proxy, stating that the proxy is revoked to Virtu Financial, Inc., 1633 Broadway, New York, New York 10019, Attn: Secretary, (ii) submitting a later dated proxy relating to the same shares by mail, telephone or the Internet prior to the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting electronically during the Annual Meeting. If you are a beneficial stockholder, you may revoke your proxy or change your vote only by following the separate instructions provided by your broker, trust, bank or other nominee.
If I hold shares in street name through a broker, can the broker vote my shares for me?
If you hold your shares in street name and you do not vote, the broker or other organization holding your shares can vote on certain “routine” proposals but cannot vote on other proposals. Proposals 1 and 2 are not considered “routine” proposals. Proposal 3 is a “routine” proposal. If you hold shares in street name and do not vote on proposal 1 or, your shares will not be voted in respect of those proposals and will be counted as “broker non-votes.”
Who is paying for this proxy solicitation?
We are paying the costs of the solicitation of proxies, which we anticipate will be approximately $10,000. Members of our board of directors and officers and employees may solicit proxies by mail, telephone, fax, email or in person. We will not pay directors, officers or employees any extra amounts for soliciting proxies. We may, upon
70	2026 Proxy Statement

General Information
request, reimburse brokerage firms, banks or similar entities representing street name holders for their expenses in forwarding Proxy Materials to their customers who are street name holders and obtaining their voting instructions.
What do I need to do if I want to attend the meeting?
To attend and vote at the virtual Annual Meeting, you will need your 16-digit control number, included in your Notice of Internet Availability, on your proxy card or on the instructions that accompany your proxy materials. You may electronically attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/VIRT2026 and using your 16-digit control number to enter the meeting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.
Where can I find voting results?
Final voting results from the Annual Meeting will be filed with the SEC on a Current Report on Form 8-K on or before the fourth business day after the Annual Meeting concludes.
I share an address with another stockholder. Why did we receive only one set of Proxy Materials?
We may satisfy SEC rules regarding delivery of our Proxy Materials, including our proxy statement, or delivery of the Notice of Internet Availability of Proxy Materials by delivering a single copy of these documents to an address shared by two or more stockholders. This process is known as “householding.” We have delivered only one set of the Proxy Materials or one Notice of Internet Availability of Proxy Materials, as applicable, to stockholders who share an address with another stockholder, unless contrary instructions were received prior to the mailing date. We undertake to promptly deliver, upon written or oral request, a separate copy of our proxy statement, our annual report including our Form 10-K for the fiscal year ended December 31, 2025, and/or our Notice of Internet Availability of Proxy Materials, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered, or to deliver a single copy in lieu of multiple copies to a single household if preferred. To make such a request, please follow the instructions on our Notice of Internet Availability of Proxy Materials.
If your shares are held by a brokerage firm or bank and you prefer to receive separate copies of our proxy statement, our annual report including our Form 10-K for the fiscal year ended December 31, 2025, and/or our Notice of Internet Availability of Proxy Materials, either now or in the future, please contact your brokerage firm or bank. If your brokerage firm or bank is unable or unwilling to assist you, please contact our Investor Relations department at our executive office by calling (212) 418-0100. Stockholders sharing an address may request to opt in to or opt out of “householding” either now or in the future, by contacting our Investor Relations department at our executive office by calling (212) 418-0100.
May I ask questions at the Annual Meeting?
Yes. Stockholders will have the same opportunity to participate at the virtual Annual Meeting as they would at an annual meeting of the Company held in person. Stockholders may submit questions live during the meeting by accessing the meeting at www.virtualshareholdermeeting.com/VIRT2026, typing a question into the “Ask a Question” field, and clicking “Submit.” Only questions submitted by stockholders on subjects pertinent to meeting matters will be answered during the meeting, subject to time constraints. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct, and other materials for the Annual Meeting will be available during the Annual Meeting at www.virtualshareholdermeeting.com/VIRT2026.
May guests attend the Annual Meeting?
Yes. A webcast of the Annual Meeting will also be available to the general public at the following link: www.virtualshareholdermeeting.com/VIRT2026. Select “Other Stockholders/Guests” to enter the meeting. Please note that guests will not have the ability to ask questions or vote during the meeting.
Whom should I contact if I have additional questions?
You can contact our Investor Relations department at our executive office at (212) 418-0100. Stockholders who hold their shares in street name should contact the organization that holds their shares for additional information on how to vote.
2026 Proxy Statement	71

General Information
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. These filings are available on the Investor Relations page of our corporate website at www.virtu.com. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules and amendments thereto filed with the SEC, are also available without charge to stockholders upon written request addressed to:
Virtu Financial, Inc.
Attn: Investor Relations
1633 Broadway
New York, New York 10019
72	2026 Proxy Statement

VIRTU FINANCIAL

VIRTU FINANCIAL, INC.
1633 BROADWAY
NEW YORK, NY 10019

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VIRT2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90184-P50561 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VIRTU FINANCIAL, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Aaron Simons
02) Joseph J. Grano, Jr.
03) Joanne M. Minieri

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Advisory Vote to Approve Compensation of Named Executive Officers.	☐	☐	☐
3. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year ending December 31, 2026.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or any postponement(s) and adjournment(s) thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

V90185-P50561

VIRTU FINANCIAL, INC.
Annual Meeting of Stockholders
June 10, 2026 9:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Aaron Simons and Cindy Lee, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VIRTU FINANCIAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, ET on June 10, 2026 held virtually at www.virtualshareholdermeeting.com/VIRT2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side